Exhibit 99.10

Supplement to the Estimates

Fiscal Year Ending March 31, 2006

Introduction

Consolidated Revenue Fund Summary

Operating Expense by Standard Object

Special Offices, Ministries And Other Appropriations
Legislation
Officers of the Legislature
Office of the Premier
Ministry of Advanced Education
Ministry of Agriculture, Food and Fisheries
Ministry of Attorney General
Ministry of Children and Family Development
Ministry of Community, Aboriginal and Women’s Services
Ministry of Education
Ministry of Energy and Mines
Ministry of Finance
Ministry of Forests
Ministry of Health Services
Ministry of Human Resources
Ministry of Management Services
Ministry of Provincial Revenue
Ministry of Public Safety and Solicitor General
Ministry of Skills Development and Labour
Ministry of Small Business and Economic Development
Ministry of Sustainable Resource Management
Ministry of Transportation
Ministry of Water, Land and Air Protection
Management of Public Funds and Debt
Other Appropriations

Explanatory Notes on Account Classifications

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations.

Expenses are classified by group accounts. These group accounts represent broad categories of expense (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2004/05 Estimates. Each column thereafter provides 2005/06 expense details by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where dashes appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures.

Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web  site: http://www.gov.bc.ca/ bcbudget.

Salaries and Benefits
50	Base Salaries
51	Supplementary Salary Costs
52	Employee Benefits
54	Legislative Salaries and Indemnities

Operating Costs
55	Boards, Commissions and Courts - Fees and Expenses
57	Public Servant Travel
59	Centralized Management Support Services
60	Professional Services
63	Information Systems - Operating
65	Office and Business Expenses
67	Informational Advertising and Publications
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies
70	Operating Equipment and Vehicles
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

Government Transfers
77	Transfers - Grants
79	Transfers - Entitlements
80	Transfers - Agreements

Other Expenses
81	Transfers Between Votes and Special Accounts
83	Interest on the Public Debt
85	Other Expenses

Internal Recoveries
86	Recoveries Between Votes and Special Accounts
88	Recoveries Within the Consolidated Revenue Fund

External Recoveries
89	Recoveries Within the Government Reporting Entity
90	Recoveries External to the Government Reporting Entity

Capital Expenditures
Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
Info	Information Systems
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries
Other	Other

CONSOLIDATED REVENUE FUND SUMMARY ($000)

Vote and Special Account		Total 2004/05 Operating Expenses	Total Salaries and Benefits	Total Operating Costs	Total Government Transfers	Total Other Expenses	Total Internal Recoveries	Total External Recoveries	Total 2005/06 Operating Expenses	Total 2004/05 Capital Expenditures	Total 2005/06 Capital Expenditures
Legislation
1	Legislation	45,737	23,907	10,727	—	16,929	(346)	—	51,217	1,249	1,138
	Total	45,737	23,907	10,727	—	16,929	(346)	—	51,217	1,249	1,138
Officers of the Legislature
2	Auditor General	7,069	7,210	2,697	63	—	—	(2,300)	7,670	200	200
3	Conflict of Interest Commissioner	292	205	75	—	12	—	—	292	3	—
4	Elections BC	13,508	2,377	4,125	—	25,004	—	—	31,506	195	3,600
5	Information and Privacy Commissioner	2,133	1,636	580	—	—	(3)	(2)	2,211	20	30
6	Ombudsman	3,097	2,849	679	—	—	(139)	(1)	3,388	65	65
7	Police Complaint Commissioner	985	880	410	—	—	—	—	1,290	25	25
	Total	27,084	15,157	8,566	63	25,016	(142)	(2,303)	46,357	508	3,920
Office of the Premier
8	Office of the Premier	10,997	8,050	2,974	356	342	(225)	(500)	10,997	119	119
	Total	10,997	8,050	2,974	356	342	(225)	(500)	10,997	119	119
Ministry of Advanced Education
9	Ministry Operations	1,899,935	14,418	111,894	1,663,892	210,434	—	(45,203)	1,955,435	4,105	1,466
	Total	1,899,935	14,418	111,894	1,663,892	210,434	—	(45,203)	1,955,435	4,105	1,466
Ministry of Agriculture, Food and Fisheries
10	Ministry Operations	43,290	23,289	11,312	15,267	5,794	—	(9,662)	46,000	1,857	1,923
	Special Account	—	—	—	—	16,000	—	—	16,000	—	—
	Transfer from Ministry Operations Vote	—	—	—	—	(5,400)	—	—	(5,400)
	Total	43,290	23,289	11,312	15,267	16,394	—	(9,662)	56,600	1,857	1,923
Ministry of Attorney General
11	Ministry Operations	351,303	192,908	137,007	77,970	9,195	(46,684)	(6,924)	363,472	7,544	12,205
12	Treaty Negotiations Office	28,782	8,479	3,136	11,228	2,208	—	(3,322)	21,729	331	31
13	Judiciary	51,166	46,148	5,934	185	14	—	—	52,281	402	2,236
14	Crown Proceeding Act	27,500	—	—	—	27,500	—	—	27,500	—	—
15	British Columbia Utilities Commission	1	2,807	2,520	200	1	—	(5,527)	1	12	12
	Special Account	17,392	13,800	5,159	—	282	—	(1,193)	18,048	794	794
	Transfer from Ministry Operations Vote	(6,950)	—	—	—	(7,642)	—	—	(7,642)	—	—
	Total	469,194	264,142	153,756	89,583	31,558	(46,684)	(16,966)	475,389	9,083	15,278
Ministry of Children and Family Development
16	Ministry Operations	1,497,571	268,015	88,797	1,282,245	1,294	(2,424)	(60,539)	1,577,388	11,070	21,877
	Total	1,497,571	268,015	88,797	1,282,245	1,294	(2,424)	(60,539)	1,577,388	11,070	21,877
Ministry of Community, Aboriginal and Women’s Services
17	Ministry Operations	349,681	26,960	12,727	489,586	122	(3,143)	(75,358)	450,894	910	3,900
18	Transfer to Royal British Columbia Museum	12,105	—	—	12,105	—	—	—	12,105	—	—
	Special Accounts	7,342	—	49	4,151	3,142	—	—	7,342	—	—
	Total	369,128	26,960	12,776	505,842	3,264	(3,143)	(75,358)	470,341	910	3,900
Ministry of Education
19	Minitry Operations	4,920,875	20,420	242,852	4,464,693	346,085	—	(14,423)	5,059,627	14,410	9,745
	Total	4,920,875	20,420	242,852	4,464,693	346,085	—	(14,423)	5,059,627	14,410	9,745

Vote and Special Account		Total 2004/05 Operating Expenses	Total Salaries and Benefits	Total Operating Costs	Total Government Transfers	Total Other Expenses	Total Internal Recoveries	Total External Recoveries	Total 2005/06 Operating Expenses	Total 2004/05 Capital Expenditures	Total 2005/06 Capital Expenditures
Ministry of Energy and Mines
20	Ministry Operations	34,325	22,387	16,475	4,353	—	—	—	43,215	1,807	1,450
21	Contracts and Funding Arrangements	28,560	—	—	33,560	—	—	—	33,560	—	—
	Total	62,885	22,387	16,475	37,913	—	—	—	76,775	1,807	1,450
Ministry of Finance
22	Ministry Operations	29,052	40,264	25,080	1,937	11,345	(17,283)	(32,084)	29,259	5,423	5,531
23	Public Sector Employers’ Council	14,596	1,329	591	12,754	—	—	(78)	14,596	98	3
24	Public Affairs Bureau	32,204	14,241	19,368	555	296	(130)	(126)	34,204	485	485
	Total	75,852	55,834	45,039	15,246	11,641	(17,413)	(32,288)	78,059	6,006	6,019
Ministry of Forests
25	Ministry Operations	387,978	185,665	237,560	78,451	—	(21,175)	(27,633)	452,868	12,070	23,140
	Special Accounts	136,290	36,583	141,981	—	18,444	—	(5,400)	191,608	990	990
	Total	524,268	222,248	379,541	78,451	18,444	(21,175)	(33,033)	644,476	13,060	24,130
Ministry of Health Services
26	Ministry Operations	10,536,023	218,220	324,793	10,802,652	169,834	(147,250)	(129,917)	11,238,332	19,056	60,000
27	Vital Statistics (Special Operating Agency)	6,742	4,883	2,520	68	—	(278)	(407)	6,786	550	550
	Special Account	147,250	—	—	—	147,250	—	—	147,250	—	—
	Total	10,690,015	223,103	327,313	10,802,720	317,084	(147,528)	(130,324)	11,392,368	19,606	60,550
Ministry of Human Resources
28	Ministry Operations	1,283,728	111,514	59,382	1,195,452	7,243	(563)	(6,131)	1,366,897	21,547	18,961
	Total	1,283,728	111,514	59,382	1,195,452	7,243	(563)	(6,131)	1,366,897	21,547	18,961
Ministry of Management Services
29	Ministry Operations	174,890	98,661	228,298	625	55,998	(126,098)	(80,087)	177,397	49,944	74,743
30	BC Public Service Agency	24,132	384,837	17,785	—	13,615	(368,348)	(23,757)	24,132	3,300	3,300
	Total	199,022	483,498	246,083	625	69,613	(494,446)	(103,844)	201,529	53,244	78,043
Ministry of Provincial Revenue
31	Ministry Operations	42,109	60,258	70,700	500	3,502	(16,475)	(76,390)	42,095	13,297	34,683
	Special Account	25	—	—	—	25	—	—	25	—	—
	Total	42,134	60,258	70,700	500	3,527	(16,475)	(76,390)	42,120	13,297	34,683
Ministry of Public Safety and Solicitor General
32	Ministry Operations	476,667	164,721	86,738	520,756	3,600	(4,050)	(250,849)	520,916	7,458	9,090
33	Emergency Program Act	15,635	317	12,194	3,112	5	—	—	15,628	—	—
	Special Accounts	8,878	1,645	843	2,603	3,799	—	—	8,890	93	93
	Total	501,180	166,683	99,775	526,471	7,404	(4,050)	(250,849)	545,434	7,551	9,183
Ministry of Skills Development and Labour
34	Ministry Operations	18,262	34,367	16,135	—	73	—	(31,313)	19,262	3,512	3,512
	Total	18,262	34,367	16,135	—	73	—	(31,313)	19,262	3,512	3,512
Ministry of Small Business and Economic Development
35	Ministry Operations	136,993	14,735	13,062	483,214	6,093	—	(16)	517,088	470	875
	Special Accounts	3,325	—	—	3,350	—	—	—	3,350	—	—
	Total	140,318	14,735	13,062	486,564	6,093	—	(16)	520,438	470	875

Vote and Special Account		Total 2004/05 Operating Expenses	Total Salaries and Benefits	Total Operating Costs	Total Government Transfers	Total Other Expenses	Total Internal Recoveries	Total External Recoveries	Total 2005/06 Operating Expenses	Total 2004/05 Capital Expenditures	Total 2005/06 Capital Expenditures
Ministry of Sustainable Resource Management
36	Ministry Operations	62,649	46,231	60,788	8,043	10,059	(15,665)	(14,038)	95,418	8,151	10,921
37	Agricultural Land Commission	1,957	1,461	609	—	—	(1)	(1)	2,068	50	15
	Special Account	210,620	—	—	141,800	20	—	—	141,820	—	—
	Total	275,226	47,692	61,397	149,843	10,079	(15,666)	(14,039)	239,306	8,201	10,936
Ministry of Transportation
38	Ministry Operations	804,455	85,873	1,023,011	190,103	138,084	(65)	(632,061)	804,945	13,280	16,645
	Total	804,455	85,873	1,023,011	190,103	138,084	(65)	(632,061)	804,945	13,280	16,645
Ministry of Water, Land and Air Protection
39	Ministry Operations	107,736	73,124	67,016	11,133	8,780	(39,158)	(4,679)	116,216	21,143	27,450
	Special Account	35,705	—	—	—	35,705	—	—	35,705	—	—
	Total	143,441	73,124	67,016	11,133	44,485	(39,158)	(4,679)	151,921	21,143	27,450
Management of Public Funds and Debt
40	Management of Public Funds and Debt	800,000	—	—	—	2,357,349	(824,458)	(802,891)	730,000	—	—
	Total	800,000	—	—	—	2,357,349	(824,458)	(802,891)	730,000	—	—
Other Appropriations
41	Contingencies (All Ministries) and New Programs	190,620	—	—	—	270,000	—	—	270,000	30,000	—
42	BC Family Bonus	59,000	—	—	40,000	—	—	(1,000)	39,000	—	—
43	Commissions on Collection of Public Funds	1	—	—	—	61,212	—	(61,211)	1	—	—
44	Allowances for Doubtful Revenue Accounts	1	—	—	—	179,624	—	(179,623)	1	—	—
45	Environmental Assessment Office	2,820	2,580	1,690	730	—	(10)	(510)	4,480	70	62
46	Environmental Appeal Board and Forest Appeals Commission	1,955	870	1,071	—	15	(1)	—	1,955	30	15
47	Forest Practices Board	3,307	2,222	1,385	—	—	—	—	3,607	100	100
	Special Accounts	75	3,466	7,285	—	32,825	(40,401)	(3,100)	75	725	20
	Citizens’ Assembly (eliminated for 2005/06)	2,600	—	—	—	—	—	—	—	—	—
	Livestock Protection (eliminated for 2005/06)	10	—	—	—	—	—	—	—	—	—
	Total	260,389	9,138	11,431	40,730	543,676	(40,412)	(245,444)	319,119	30,925	197
	Overall Total	25,104,986	2,274,812	3,080,014	21,557,692	4,186,111	(1,674,373)	(2,588,256)	26,836,000	256,960	352,000
	Adjusted Totals (1)		1,911,261	2,930,997		3,086,070	(61,764)

(1)               Amounts are net of adjustments to eliminate double counting. See page 5.

OPERATING EXPENSE BY STANDARD OBJECT ($000)

STOB		Total	Adjustments		Adjusted Total
50	Base Salaries	1,508,753	—		1,508,753
51	Supplementary Salary Costs	29,656	—		29,656
52	Employee Benefits	727,805	(363,551	)(1)	364,254
54	Legislative Salaries and Indemnities	8,598	—		8,598
	Salaries and Benefits	2,274,812	(363,551)		1,911,261
55	Boards, Commissions, and Courts - Fees and Expenses	11,709	—		11,709
57	Public Servant Travel	58,108	—		58,108
59	Centralized Management Support Services	98,154	(98,154	)(2)	—
60	Professional Services	610,249	(50,863	)(3)	559,386
63	Information Systems - Operating	219,086			219,086
65	Office and Business Expenses	80,115	—		80,115
67	Advertising and Publications	14,042	—		14,042
68	Statutory Advertising and Publications	4,346	—		4,346
69	Utilities, Materials and Supplies	452,026	—		452,026
70	Operating Equipment and Vehicles	163,486	—		163,486
72	Non-Capital Roads and Bridges	434,192	—		434,192
73	Amortization	655,455	—		655,455
75	Building Occupancy Charges	279,046	—		279,046
	Operating Costs	3,080,014	(149,017)		2,930,997
77	Transfers - Grants	801,262	—		801,262
79	Transfers - Entitlements	14,609,944	—		14,609,944
80	Transfers - Agreements	6,146,486	—		6,146,486
	Government Transfers	21,557,692	—		21,557,692
81	Transfer Between Votes and Special Accounts	208,140	(208,140	)(4)	—
83	Interest on the Public Debt	2,442,407	(824,458	)(5)	1,617,949
85	Other Expenses	1,535,564	(67,443	)(6)	1,468,121
	Other Expenses	4,186,111	(1,100,041)		3,086,070
86	Recoveries Between Votes and Special Accounts	(208,140)	208,140	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(1,466,233)	1,404,469	(7)	(61,764)
	Internal Recoveries	(1,674,373)	1,612,609		(61,764)
89	Recoveries External to the Consolidated Revenue Fund	(1,746,651)	—		(1,746,651)
90	Recoveries External to the Government Reporting Entity	(841,605)	—		(841,605)
	External Recoveries	(2,588,256)	—		(2,588,256)
	Net Operating Expenses	26,836,000	—		26,836,000

(1)               Employee Benefits in Vote 30.

(2)               Certain central agency charges for payroll and information technology costs (Votes 29 and 30).

(3)               Certain legal services costs (Vote 11) and internal audit and advisory services (Vote 22)

(4)               Transfers between votes and special accounts.

(5)               Interest costs in Votes 9, 19, 26 and 38.

(6)               Certain banking charges (Vote 22), program costs (Vote 29 and 30), collection services costs (Vote 31), and costs in the Insurance and Risk Management Special Account.

(7)               Recoveries for costs referred to in Notes 1, 2, 3, 5 and 6.

LEGISLATION

($000)

VOTE 1 Legislation

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Legislation	45,737	12,464	154	4,639	6,650	23,907	—	163	—	748	2,103	1,444	—
Members’ Services	20,426	183	—	1,487	5,933	7,603	—	30	—	40	—	132	—
Caucus Support Services	3,880	3,799	—	912	—	4,711	—	—	—	—	—	286	—
Office of the Speaker	372	230	—	55	—	285	—	3	—	—	4	70	—
Clerk of the House	712	110	—	92	444	646	—	—	—	2	3	12	—
Clerk of Committees	382	88	—	65	182	335	—	15	—	3	12	20	—
Legislative Operations	10,278	1,928	23	505	—	2,456	—	64	—	378	1,837	481	—
Sergeant-at-Arms	3,648	2,503	57	636	91	3,287	—	8	—	77	15	213	—
Hansard	3,666	2,145	51	527	—	2,723	—	31	—	212	50	132	—
Legislative Library	2,373	1,478	23	360	—	1,861	—	12	—	36	182	98	—
Total Vote	45,737	12,464	154	4,639	6,650	23,907	—	163	—	748	2,103	1,444	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83	85
Legislation	375	1,080	—	—	780	4,034	10,727	—	—	—	—	—	—	16,929
Members’ Services	—	—	—	—	—	—	202	—	—	—	—	—	—	16,829
Caucus Support Services	—	—	—	—	—	—	286	—	—	—	—	—	—	—
Office of the Speaker	—	1	—	—	—	—	78	—	—	—	—	—	—	20
Clerk of the House	—	—	—	—	—	—	17	—	—	—	—	—	—	76
Clerk of Committees	—	—	—	—	—	—	50	—	—	—	—	—	—	2
Legislative Operations	375	181	—	—	780	3,948	8,044	—	—	—	—	—	—	2
Sergeant-at-Arms	—	75	—	—	—	—	388	—	—	—	—	—	—	—
Hansard	—	507	—	—	—	86	1,018	—	—	—	—	—	—	—
Legislative Library	—	316	—	—	—	—	644	—	—	—	—	—	—	—
Total Vote	375	1,080	—	—	780	4,034	10,727	—	—	—	—	—	—	16,929

Description	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Legislation	16,929	—	(346)	(346)	—	—	—	51,217
Members’ Services	16,829	—	—	—	—	—	—	24,634
Caucus Support Services	—	—	—	—	—	—	—	4,997
Office of the Speaker	20	—	—	—	—	—	—	383
Clerk of the House	76	—	—	—	—	—	—	739
Clerk of Committees	2	—	—	—	—	—	—	387
Legislative Operations	2	—	(346)	(346)	—	—	—	10,156
Sergeant-at-Arms	—	—	—	—	—	—	—	3,675
Hansard	—	—	—	—	—	—	—	3,741
Legislative Library	—	—	—	—	—	—	—	2,505
Total Vote	16,929	—	(346)	(346)	—	—	—	51,217

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Legislation	1,249	—	—	647	—	—	—	491	—	—	—	1,138
Members’ Services	—	—	—	—	—	—	—	—	—	—	—	—
Caucus Support Services	—	—	—	—	—	—	—	—	—	—	—	—
Office of the Speaker	—	—	—	—	—	—	—	—	—	—	—	—
Clerk of the House	1,249	—	—	647	—	—	—	491	—	—	—	1,138
Clerk of Committees	—	—	—	—	—	—	—	—	—	—	—	—
Legislative Operations	—	—	—	—	—	—	—	—	—	—	—	—
Sergeant-at-Arms	—	—	—	—	—	—	—	—	—	—	—	—
Hansard	—	—	—	—	—	—	—	—	—	—	—	—
Legislative Library	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	1,249	—	—	647	—	—	—	491	—	—	—	1,138

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Auditor General	7,069	5,637	—	1,395	178	7,210	—	316	130	1,020	134	322	—
Total Vote	7,069	5,637	—	1,395	178	7,210	—	316	130	1,020	134	322	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Government Total Transfers	81	83	85
Auditor General	85	—	—	—	180	510	2,697	63	—	—	63	—	—	—
Total Vote	85	—	—	—	180	510	2,697	63	—	—	63	—	—	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Conflict of Interest Commissioner	292	92	—	25	88	205	—	25	3	12	5	10	—
Total Vote	292	92	—	25	88	205	—	25	3	12	5	10	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83	85
Conflict of Interest Commissioner	—	1	—	—	3	16	75	—	—	—	—	—	—	12
Total Vote	—	1	—	—	3	16	75	—	—	—	—	—	—	12

VOTE 4 Elections BC

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Elections BC	13,508	1,709	36	461	171	2,377	—	59	90	60	1,590	137	—
Total Vote	13,508	1,709	36	461	171	2,377	—	59	90	60	1,590	137	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83	85
Elections BC	6	3	1	—	1,816	363	4,125	—	—	—	—	—	—	25,004
Total Vote	6	3	1	—	1,816	363	4,125	—	—	—	—	—	—	25,004

VOTE 5 Information and Privacy Commissioner

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Information and Privacy Commissioner	2,133	1,135	5	321	175	1,636	—	40	39	180	65	70	10
Total Vote	2,133	1,135	5	321	175	1,636	—	40	39	180	65	70	10

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83	85
Information and Privacy Commissioner	7	13	—	—	30	126	580	—	—	—	—	—	—	—
Total Vote	7	13	—	—	30	126	580	—	—	—	—	—	—	—

Description	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Auditor General	—	—	—	—	(1,600)	(700)	(2,300)	7,670
Total Vote	—	—	—	—	(1,600)	(700)	(2,300)	7,670

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Auditor General	200	—	—	—	—	10	—	190	—	—	—	200
Total Vote	200	—	—	—	—	10	—	190	—	—	—	200

Description	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Conflict of Interest Commissioner	12	—	—	—	—	—	—	292
Total Vote	12	—	—	—	—	—	—	292

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Conflict of Interest Commissioner	3	—	—	—	—	—	—	—	—	—	—	—
Total Vote	3	—	—	—	—	—	—	—	—	—	—	—

Description	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Elections BC	25,004	—	—	—	—	—	—	31,506
Total Vote	25,004	—	—	—	—	—	—	31,506

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Elections BC	195	—	—	—	—	—	—	3,600	—	—	—	3,600
Total Vote	195	—	—	—	—	—	—	3,600	—	—	—	3,600

Description	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Information and Privacy Commissioner	—	—	(3)	(3)	(1)	(1)	(2)	2,211
Total Vote	—	—	(3)	(3)	(1)	(1)	(2)	2,211

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Information and Privacy Commissioner	20	—	—	—	—	3	—	27	—	—	—	30
Total Vote	20	—	—	—	—	3	—	27	—	—	—	30

VOTE 6 Ombudsman

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Ombudsman	3,097	2,104	15	555	175	2,849	—	48	85	65	40	85	30
Total Vote	3,097	2,104	15	555	175	2,849	—	48	85	65	40	85	30

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83	85
Ombudsman	15	20	—	—	65	226	679	—	—	—	—	—	—	—
Total Vote	15	20	—	—	65	226	679	—	—	—	—	—	—	—

VOTE 7 Police Complaint Commissioner

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Police Complaint Commissioner	985	525	5	175	175	880	—	35	20	190	8	55	1
Total Vote	985	525	5	175	175	880	—	35	20	190	8	55	1

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83	85
Police Complaint Commissioner	3	3	—	—	15	80	410	—	—	—	—	—	—	—
Total Vote	3	3	—	—	15	80	410	—	—	—	—	—	—	—

Description	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Ombudsman	—	—	(139)	(139)	—	(1)	(1)	3,388
Total Vote	—	—	(139)	(139)	—	(1)	(1)	3,388

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Ombudsman	65	—	—	—	—	5	—	60	—	—	—	65
Total Vote	65	—	—	—	—	5	—	60	—	—	—	65

Description	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Police Complaint Commissioner	—	—	—	—	—	—	—	1,290
Total Vote	—	—	—	—	—	—	—	1,290

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Police Complaint Commissioner	25	—	—	—	—	2	—	23	—	—	—	25
Total Vote	25	—	—	—	—	2	—	23	—	—	—	25

OFFICE OF THE PREMIER

($000)

VOTE 8 Office of the Premier

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69	70	72	73	75
Intergovernmental Relations Secretariat	2,538	1,651	3	403	—	2,057	—	182	7	46	18	460	—	—	—	6	—	10	55
Crown Agencies Secretariat	2,108	1,144	—	290	—	1,434	—	45	73	305	22	72	—	—	—	—	—	2	140
Executive and Support Services	6,351	3,593	8	888	70	4,559	—	378	103	562	35	321	—	—	—	6	—	4	122
Premier’s Office	2,786	1,715	3	412	70	2,200	—	318	17	10	20	96	—	—	—	6	—	2	—
Executive Operations	3,565	1,878	5	476	—	2,359	—	60	86	552	15	225	—	—	—	—	—	2	122
Total Vote	10,997	6,388	11	1,581	70	8,050	—	605	183	913	75	853	—	—	—	12	—	16	317

	Total				Total				Total
	Operating				Government				Other
Description	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88
Intergovernmental Relations Secretariat	784	355	—	—	355	—	—	67	67	—	(225)
Crown Agencies Secretariat	659	—	—	—	—	—	—	15	15	—	—
Executive and Support Services	1,531	1	—	—	1	—	—	260	260	—	—
Premier’s Office	469	—	—	—	—	—	—	117	117	—	—
Executive Operations	1,062	1	—	—	1	—	—	143	143	—	—
Total Vote	2,974	356	—	—	356	—	—	342	342	—	(225)

Description	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Intergovernmental Relations Secretariat	(225)	—	(500)	(500)	2,538
Crown Agencies Secretariat	—	—	—	—	2,108
Executive and Support Services	—	—	—	—	6,351
Premier’s Office	—	—	—	—	2,786
Executive Operations	—	—	—	—	3,565
Total Vote	(225)	—	(500)	(500)	10,997

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Intergovernmental Relations Secretariat	20	—	—	—	—	5	—	15	—	—	—	20
Crown Agencies Secretariat	18	—	—	—	—	5	—	13	—	—	—	18
Executive and Support Services	81	—	—	—	—	30	—	51	—	—	—	81
Premier’s Office	5	—	—	—	—	5	—	—	—	—	—	5
Executive Operations	76	—	—	—	—	25	—	51	—	—	—	76
Total Vote	119	—	—	—	—	40	—	79	—	—	—	119

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 9 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Educational Institutions and Organizations	1,420,697	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training and Apprenticeship	77,281	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	136,291	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	246,750	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	142,600	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	104,150	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	18,916	11,606	—	2,773	39	14,418	100	406	446	1,217	1,427	366	—
Minister’s Office	435	251	—	51	39	341	—	49	5	—	10	12	—
Program Management	18,481	11,355	—	2,722	—	14,077	100	357	441	1,217	1,417	354	—
Total Vote	1,899,935	11,606	—	2,773	39	14,418	100	406	446	1,217	1,427	366	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	1,483,208	1,559
Industry Training and Apprenticeship	—	—	—	—	—	—	—	77,281	—	—
Student Financial Assistance	—	—	—	—	—	—	—	97,532	3,940	—
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	—	—	107,159	—	107,159	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	107,159	—	107,159	—	—	—
Executive and Support Services	61	—	—	—	678	34	4,735	372	—	—
Minister’s Office	—	—	—	—	—	—	76	—	—	—
Program Management	61	—	—	—	678	34	4,659	372	—	—
Total Vote	61	—	—	—	107,837	34	111,894	175,185	1,487,148	1,559

												Total
	Total				Total			Total			Total	2005/06
	Government				Other			Internal			External	Operating
Description	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	1,484,767	—	—	—	—	—	—	—	—	(17,000)	(17,000)	1,467,767
Industry Training and Apprenticeship	77,281	—	—	—	—	—	—	—	—	—	—	77,281
Student Financial Assistance	101,472	—	24,958	36,735	61,693	—	—	—	—	(27,673)	(27,673)	135,492
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	148,700	—	148,700	—	—	—	—	—	—	255,859
Debt Service Costs	—	—	148,700	—	148,700	—	—	—	—	—	—	148,700
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	107,159
Executive and Support Services	372	—	—	41	41	—	—	—	—	(530)	(530)	19,036
Minister’s Office	—	—	—	18	18	—	—	—	—	—	—	435
Program Management	372	—	—	23	23	—	—	—	—	(530)	(530)	18,601
Total Vote	1,663,892	—	173,658	36,776	210,434	—	—	—	—	(45,203)	(45,203)	1,955,435

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Educational Institutions and Organizations	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training and Apprenticeship	—	—	—	—	—	—	—	—	—	—	—	—
Student Financial Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs and Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	4,105	—	—	—	—	100	—	1,116	250	—	—	1,466
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Program Management	4,105	—	—	—	—	100	—	1,116	250	—	—	1,466
Total Vote	4,105	—	—	—	—	100	—	1,116	250	—	—	1,466

MINISTRY OF AGRICULTURE, FOOD AND FISHERIES

($000)

VOTE 10 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Industry Competitiveness	4,540	2,468	14	591	—	3,073	—	214	—	689	—	83
Fisheries and Aquaculture Management	4,702	2,544	23	608	—	3,175	—	216	—	184	14	82
Food Safety and Quality	3,854	3,875	15	928	—	4,818	—	182	—	394	—	39
Environmental Sustainability and Resource Development	2,546	3,593	18	863	—	4,474	—	251	—	383	54	262
Risk Management	19,597	1,869	1	449	—	2,319	288	124	—	450	15	84
National Safety Net Programs	18,603	1,548	1	372	—	1,921	5	100	—	265	13	38
BC Farm Industry Review Board	994	321	—	77	—	398	283	24	—	185	2	46
Executive and Support Services	8,051	4,312	47	1,032	39	5,430	—	284	572	269	271	437
Minister’s Office	390	216	—	52	39	307	—	47	5	—	4	13
Corporate Services	7,661	4,096	47	980	—	5,123	—	237	567	269	267	424
Total Vote	43,290	18,661	118	4,471	39	23,289	288	1,271	572	2,369	354	987

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers
Industry Competitiveness	—	—	5	—	—	12	382	1,385	365	—	—	365
Fisheries and Aquaculture Management	—	—	65	107	—	164	237	1,069	2,000	—	—	2,000
Food Safety and Quality	—	—	302	31	—	178	1,080	2,206	428	—	—	428
Environmental Sustainability and Resource Development	—	—	57	180	—	356	939	2,482	40	—	—	40
Risk Management	—	—	30	15	—	300	258	1,564	12,428	—	—	12,428
National Safety Net Programs	—	—	30	15	—	298	204	968	12,428	—	—	12,428
BC Farm Industry Review Board	—	—	—	—	—	2	54	596	—	—	—	—
Executive and Support Services	—	34	21	47	—	143	528	2,606	6	—	—	6
Minister’s Office	—	—	—	—	—	—	—	69	—	—	—	—
Corporate Services	—	34	21	47	—	143	528	2,537	6	—	—	6
Total Vote	—	34	480	380	—	1,153	3,424	11,312	15,267	—	—	15,267

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

								Total				Total
								Operating				Government
Description	67	68	69	70	72	73	75	Costs	77	79	80	Transfers
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Industry Competitiveness	—	—	35	35	—	—	—	—	(17)	(17)	4,841
Fisheries and Aquaculture Management	—	—	174	174	—	—	—	—	(2)	(2)	6,416
Food Safety and Quality	—	—	—	—	—	—	—	—	(3,428)	(3,428)	4,024
Environmental Sustainability and Resource Development	—	—	—	—	—	—	—	—	(4,499)	(4,499)	2,497
Risk Management	5,400	—	—	5,400	—	—	—	—	(1,641)	(1,641)	20,070
National Safety Net Programs	5,400	—	—	5,400	—	—	—	—	(1,638)	(1,638)	19,079
BC Farm Industry Review Board	—	—	—	—	—	—	—	—	(3)	(3)	991
Executive and Support Services	—	—	185	185	—	—	—	—	(75)	(75)	8,152
Minister’s Office	—	—	14	14	—	—	—	—	—	—	390
Corporate Services	—	—	171	171	—	—	—	—	(75)	(75)	7,762
Total Vote	5,400	—	394	5,794	—	—	—	—	(9,662)	(9,662)	46,000

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Industry Competitiveness	22	—	—	—	—	22	—	—	—	—	—	22
Fisheries and Aquaculture Management	483	—	—	—	161	22	141	159	—	—	—	483
Food Safety and Quality	346	—	—	—	162	25	—	159	—	—	—	346
Environmental Sustainability and Resource Development	812	—	—	—	—	37	775	—	—	—	—	812
Risk Management	106	—	—	—	—	21	85	66	—	—	—	172
National Safety Net Programs	104	—	—	—	—	19	85	66	—	—	—	170
BC Farm Industry Review Board	2	—	—	—	—	2	—	—	—	—	—	2
Executive and Support Services	88	—	—	—	—	33	—	—	55	—	—	88
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	88	—	—	—	—	33	—	—	55	—	—	88
Total Vote	1,857	—	—	—	323	160	1,001	384	55	—	—	1,923

Special Account

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance	—	—	16,000	16,000	—	—	—	—	—	—	16,000
Total Special Accounts	—	—	16,000	16,000	—	—	—	—	—	—	16,000

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 11 Ministry Operations

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65
Court Services	132,563	56,609	844	13,734	—	71,187	1,933	1,417	355	2,144	808	2,854
Legal Services	15,002	21,805	160	5,234	—	27,199	30	700	282	26,979	505	1,542
Prosecution Services	77,490	51,275	516	12,316	—	64,107	2,093	1,088	38	4,252	292	2,065
Justice Services	84,593	9,726	—	2,335	—	12,061	—	302	15	2,512	453	474
Executive and Support Services	41,655	14,682	75	3,558	39	18,354	1,044	695	4,301	930	2,433	933
Minister’s Office	626	334	1	86	39	460	—	85	—	—	15	28
Corporate Services	26,791	10,998	48	2,668	—	13,714	—	348	4,301	471	2,324	649
Agencies, Boards and Commissions	14,238	3,350	26	804	—	4,180	1,044	262	—	459	94	256
Total Vote	351,303	154,097	1,595	37,177	39	192,908	5,100	4,202	4,991	36,817	4,491	7,868

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79
Court Services	—	—	913	1,078	—	4,858	48,566	64,926	—	—
Legal Services	—	139	—	—	—	113	3,012	33,302	6	—
Prosecution Services	—	—	424	98	—	1,117	7,067	18,534	—	—
Justice Services	—	—	6	73	—	169	1,894	5,898	62,325	—
Executive and Support Services	—	71	9	16	—	1,164	2,751	14,347	60	—
Minister’s Office	—	—	3	10	—	—	—	141	—	—
Corporate Services	—	28	4	6	—	1,080	2,001	11,212	60	—
Agencies, Boards and Commissions	—	43	2	—	—	84	750	2,994	—	—
Total Vote	—	210	1,352	1,265	—	7,421	63,290	137,007	62,391	—

VOTE 12 Treaty Negotiations Office

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60
Treaty Negotiations Office	28,782	6,839	—	1,640	—	8,479	5	477	307	1,039
Negotiations	17,041	6,764	—	1,623	—	8,387	—	477	307	989
Treaty Settlement and Implementation Costs	4,699	75	—	17	—	92	5	—	—	50
Economic Development	7,042	—	—	—	—	—	—	—	—	—
Total Vote	28,782	6,839	—	1,640	—	8,479	5	477	307	1,039

Description	63	65	67	68	69	70	72	73	75	Total Operating Costs	77	79
Treaty Negotiations Office	71	425	—	5	2	—	—	22	783	3,136	265	10,963
Negotiations	71	422	—	5	2	—	—	22	783	3,078	265	6,513
Treaty Settlement and Implementation Costs	—	3	—	—	—	—	—	—	—	58	—	4,450
Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	71	425	—	5	2	—	—	22	783	3,136	265	10,963

VOTE 13 Judiciary

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60
Judiciary	51,166	37,160	68	8,920	—	46,148	351	1,447	—	306
Superior Courts	11,793	7,829	38	1,880	—	9,747	—	176	—	193
Provincial Courts	39,373	29,331	30	7,040	—	36,401	351	1,271	—	113
Total Vote	51,166	37,160	68	8,920	—	46,148	351	1,447	—	306

Description	63	65	67	68	69	70	72	73	75	Total Operating Costs	77	79
Judiciary	891	1,436	—	6	85	71	—	873	468	5,934	8	—
Superior Courts	684	545	—	3	12	5	—	524	—	2,142	—	—
Provincial Courts	207	891	—	3	73	66	—	349	468	3,792	8	—
Total Vote	891	1,436	—	6	85	71	—	873	468	5,934	8	—

													Total
		Total				Total			Total			Total	2005/06
		Government				Other			Internal			External	Operating
Description	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Court Services	—	—	—	—	312	312	—	—	—	—	(2,817)	(2,817)	133,608
Legal Services	—	6	—	—	280	280	—	(44,464)	(44,464)	(1,400)	—	(1,400)	14,923
Prosecution Services	—	—	—	—	878	878	—	(1,720)	(1,720)	—	—	—	81,799
Justice Services	13,779	76,104	—	—	38	38	—	(500)	(500)	—	(2,420)	(2,420)	91,181
Executive and Support Services	1,800	1,860	7,642	—	45	7,687	—	—	—	—	(287)	(287)	41,961
Minister’s Office	—	—	—	—	25	25	—	—	—	—	—	—	626
Corporate Services	1,800	1,860	—	—	16	16	—	—	—	—	(3)	(3)	26,799
Agencies, Boards and Commissions	—	—	7,642	—	4	7,646	—	—	—	—	(284)	(284)	14,536
Total Vote	15,579	77,970	7,642	—	1,553	9,195	—	(46,684)	(46,684)	(1,400)	(5,524)	(6,924)	363,472

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Court Services	4,135	—	—	—	3,334	325	1,020	1,670	2,673	—	—	9,022
Legal Services	23	—	—	—	—	23	—	275	—	—	—	298
Prosecution Services	2,255	—	—	—	—	45	70	150	935	—	—	1,200
Justice Services	260	—	—	—	—	—	60	450	—	—	—	510
Executive and Support Services	871	—	—	—	—	—	—	1,025	150	—	—	1,175
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	871	—	—	—	—	—	—	1,025	150	—	—	1,175
Agencies, Boards and Commissions	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	7,544	—	—	—	3,334	393	1,150	3,570	3,758	—	—	12,205

													Total
		Total				Total			Total			Total	2005/06
		Government				Other			Internal			External	Operating
Description	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty Negotiations Office	—	11,228	—	—	2,208	2,208	—	—	—	—	(3,322)	(3,322)	21,729
Negotiations	—	6,778	—	—	—	—	—	—	—	—	(972)	(972)	17,271
Treaty Settlement and Implementation Costs	—	4,450	—	—	2,208	2,208	—	—	—	—	(2,350)	(2,350)	4,458
Economic Development	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	11,228	—	—	2,208	2,208	—	—	—	—	(3,322)	(3,322)	21,729

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Treaty Negotiations Office	331	—	—	—	—	26	—	5	—	—	—	31
Negotiations	331	—	—	—	—	26	—	5	—	—	—	31
Treaty Settlement and Implementation Costs	—	—	—	—	—	—	—	—	—	—	—	—
Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	331	—	—	—	—	26	—	5	—	—	—	31

													Total
		Total				Total			Total			Total	2005/06
		Government				Other			Internal			External	Operating
Description	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	177	185	—	—	14	14	—	—	—	—	—	—	52,281
Superior Courts	—	—	—	—	5	5	—	—	—	—	—	—	11,894
Provincial Courts	177	185	—	—	9	9	—	—	—	—	—	—	40,387
Total Vote	177	185	—	—	14	14	—	—	—	—	—	—	52,281

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Judiciary	402	—	—	—	—	142	320	1,774	—	—	—	2,236
Superior Courts	290	—	—	—	—	70	—	1,056	—	—	—	1,126
Provincial Courts	112	—	—	—	—	72	320	718	—	—	—	1,110
Total Vote	402	—	—	—	—	142	320	1,774	—	—	—	2,236

VOTE 14 Crown Proceeding Act

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63
Crown Proceeding Act	27,500	—	—	—	—	—	—	—	—	—	—
Total Vote	27,500	—	—	—	—	—	—	—	—	—	—

									Total
									Operating
Description	65	67	68	69	70	72	73	75	Costs	77	79
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—

VOTE 15 British Columbia Utilities Commission

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63
British Columbia Utilities Commission	1	2,221	6	580	—	2,807	200	50	149	1,500	25
Total Vote	1	2,221	6	580	—	2,807	200	50	149	1,500	25

									Total
									Operating
Description	65	67	68	69	70	72	73	75	Costs	77	79
British Columbia Utilities Commission	260	—	25	—	—	—	1	310	2,520	200	—
Total Vote	260	—	25	—	—	—	1	310	2,520	200	—

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63
Public Guardian and Trustee of British Columbia	17,392	11,040	110	2,650	—	13,800	—	123	30	1,688	567
Total Special Accounts	17,392	11,040	110	2,650	—	13,800	—	123	30	1,688	567

									Total
									Operating
Description	65	67	68	69	70	72	73	75	Costs	77	79
Public Guardian and Trustee of British Columbia	559	—	11	18	—	—	663	1,500	5,159	—	—
Total Special Accounts	559	—	11	18	—	—	663	1,500	5,159	—	—

Description	80	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Crown Proceeding Act	—	—	—	—	27,500	27,500	—	—	—	—	—	—	27,500
Total Vote	—	—	—	—	27,500	27,500	—	—	—	—	—	—	27,500

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

Description	80	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
British Columbia Utilities Commission	—	200	—	—	1	1	—	—	—	—	(5,527)	(5,527)	1
Total Vote	—	200	—	—	1	1	—	—	—	—	(5,527)	(5,527)	1

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
British Columbia Utilities Commission	12	—	—	—	—	2	—	10	—	—	—	12
Total Vote	12	—	—	—	—	2	—	10	—	—	—	12

Description	80	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Public Guardian and Trustee of British Columbia	—	—	—	—	282	282	—	—	—	—	(1,193)	(1,193)	18,048
Total Special Accounts	—	—	—	—	282	282	—	—	—	—	(1,193)	(1,193)	18,048

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Public Guardian and Trustee of British Columbia	794	—	—	—	—	24	—	770	—	—	—	794
Total Special Accounts	794	—	—	—	—	24	—	770	—	—	—	794

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 16 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69	70	72	73	75
Adult Community Living Services	493,942	8,610	269	2,165	—	11,044	—	319	122	113	92	286	—	—	73	63	—	241	1,107
Child and Family Development	573,369	149,731	2,060	36,188	—	187,979	—	5,403	14,460	6,084	2,733	5,576	—	34	104	1,212	—	5,502	23,994
Early Childhood Development, Child Care and Supports to Children with Special Needs	357,882	14,492	154	3,476	—	18,122	25	460	242	1,264	1,133	658	—	—	—	61	—	466	1,391
Provincial Services	55,106	28,635	1,193	6,873	—	36,701	—	441	500	211	376	482	—	—	1,766	215	—	767	6,825
Executive and Support Services	17,272	11,202	214	2,689	64	14,169	—	622	328	734	71	278	—	—	—	—	—	419	1,544
Ministers’ Offices	730	386	6	93	64	549	—	94	—	—	—	27	—	—	—	—	—	10	—
Corporate Services	16,542	10,816	208	2,596	—	13,620	—	528	328	734	71	251	—	—	—	—	—	409	1,544
Total Vote	1,497,571	212,670	3,890	51,391	64	268,015	25	7,245	15,652	8,406	4,405	7,280	—	34	1,943	1,551	—	7,395	34,861

Description	Total Operating Costs	77	79	80	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Adult Community Living Services	2,416	375	260,193	246,494	507,062	—	—	170	170	—	(64)	(64)	—	(150)	(150)	520,478
Child and Family Development	65,102	341	16,138	376,925	393,404	—	—	753	753	—	(1,447)	(1,447)	—	(55,949)	(55,949)	589,842
Early Childhood Development, Child Care and Supports to Children with Special Needs	5,700	—	149,693	222,003	371,696	—	—	170	170	—	—	—	—	(100)	(100)	395,588
Provincial Services	11,583	49	213	9,816	10,078	—	—	70	70	—	(913)	(913)	—	(3,802)	(3,802)	53,717
Executive and Support Services	3,996	—	—	5	5	—	—	131	131	—	—	—	—	(538)	(538)	17,763
Ministers’ Offices	131	—	—	—	—	—	—	50	50	—	—	—	—	—	—	730
Corporate Services	3,865	—	—	5	5	—	—	81	81	—	—	—	—	(538)	(538)	17,033
Total Vote	88,797	765	426,237	855,243	1,282,245	—	—	1,294	1,294	—	(2,424)	(2,424)	—	(60,539)	(60,539)	1,577,388

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Adult Community Living Services	—	—	—	—	—	—	—	—	—	—	—	—
Child and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Early Childhood Development, Child Care and Supports to Children with Special Needs	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Services	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	11,070	—	—	—	104	463	3,460	16,625	1,225	—	—	21,877
Ministers’ Offices	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	11,070	—	—	—	104	463	3,460	16,625	1,225	—	—	21,877
Total Vote	11,070	—	—	—	104	463	3,460	16,625	1,225	—	—	21,877

MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN’S SERVICES

($000)

VOTE 17 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
Local Government	126,850	7,188	73	1,721	—	8,982	5	385	44	2,081	248
Local Government Services and Transfers	118,973	5,111	35	1,230	—	6,376	5	341	44	1,459	206
Heritage	3,691	1,242	28	298	—	1,568	—	43	—	550	32
University Endowment Lands	4,186	835	10	193	—	1,038	—	1	—	72	10
Housing, Building and Safety	165,537	3,231	6	781	—	4,018	85	224	92	472	65
Aboriginal, Multiculturalism and Immigration	10,172	4,013	15	959	—	4,987	35	365	21	338	103
Aboriginal Directorate	2,122	836	2	192	—	1,030	—	100	—	60	25
Multiculturalism and Immigration Services	7,687	2,857	13	690	—	3,560	35	235	21	267	75
Inner-City Partnerships	363	320	—	77	—	397	—	30	—	11	3
Women’s and Seniors’ Services	37,249	1,735	13	416	—	2,164	—	138	12	135	212
Executive and Support Services	9,873	5,406	13	1,301	89	6,809	—	343	929	241	282
Ministers’ Offices	1,093	491	—	111	89	691	—	264	—	—	63
Corporate Services	8,780	4,915	13	1,190	—	6,118	—	79	929	241	219
Total Vote	349,681	21,573	120	5,178	89	26,960	125	1,455	1,098	3,267	910

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Local Government	347	—	3	1,543	287	—	17	920	5,880	101,380	—	140,272
Local Government Services and Transfers	266	—	2	—	—	—	15	480	2,818	101,110	—	135,191
Heritage	65	—	1	125	222	—	2	—	1,040	270	—	813
University Endowment Lands	16	—	—	1,418	65	—	—	440	2,022	—	—	4,268
Housing, Building and Safety	187	—	9	26	30	—	20	256	1,466	—	164,490	4,800
Aboriginal, Multiculturalism and Immigration	275	—	—	—	—	—	—	298	1,435	115	—	31,852
Aboriginal Directorate	111	—	—	—	—	—	—	2	298	—	—	2,294
Multiculturalism and Immigration Services	157	—	—	—	—	—	—	279	1,069	100	—	29,058
Inner-City Partnerships	7	—	—	—	—	—	—	17	68	15	—	500
Women’s and Seniors’ Services	113	—	—	15	—	—	57	236	918	—	—	46,677
Executive and Support Services	489	—	—	1	19	—	138	586	3,028	—	—	—
Ministers’ Offices	19	—	—	—	15	—	—	—	361	—	—	—
Corporate Services	470	—	—	1	4	—	138	586	2,667	—	—	—
Total Vote	1,411	—	12	1,585	336	—	232	2,296	12,727	101,495	164,490	223,601

VOTE 18 Transfer to Royal British Columbia Museum

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63
Transfer to Royal British Columbia Museum	12,105	—	—	—	—	—	—	—	—	—	—
Total Vote	12,105	—	—	—	—	—	—	—	—	—	—

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Transfer to Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	12,105	—	—
Total Vote	—	—	—	—	—	—	—	—	—	12,105	—	—

Special Account

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63
First Citizens Fund	4,200	—	—	—	—	—	45	—	—	—	—
University Endowment Lands Administration	3,142	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	7,342	—	—	—	—	—	45	—	—	—	—

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
First Citizens Fund	4	—	—	—	—	—	—	—	49	—	—	4,151
University Endowment Lands Administration	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	4	—	—	—	—	—	—	—	49	—	—	4,151

												Total
	Total				Total			Total			Total	2005/06
	Government				Other			Internal			External	Operating
Description	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	241,652	—	—	48	48	(3,142)	—	(3,142)	—	(55,000)	(55,000)	198,420
Local Government Services and Transfers	236,301	—	—	48	48	—	—	—	—	(55,000)	(55,000)	190,543
Heritage	1,083	—	—	—	—	—	—	—	—	—	—	3,691
University Endowment Lands	4,268	—	—	—	—	(3,142)	—	(3,142)	—	—	—	4,186
Housing, Building and Safety	169,290	—	—	—	—	—	—	—	—	(30)	(30)	174,744
Aboriginal, Multiculturalism and Immigration	31,967	—	—	—	—	—	—	—	—	(20,327)	(20,327)	18,062
Aboriginal Directorate	2,294	—	—	—	—	—	—	—	—	—	—	3,622
Multiculturalism and Immigration Services	29,158	—	—	—	—	—	—	—	—	(20,210)	(20,210)	13,577
Inner-City Partnerships	515	—	—	—	—	—	—	—	—	(117)	(117)	863
Women’s and Seniors’ Services	46,677	—	—	—	—	—	—	—	—	—	—	49,759
Executive and Support Services	—	—	—	74	74	—	(1)	(1)	(1)	—	(1)	9,909
Ministers’ Offices	—	—	—	41	41	—	—	—	—	—	—	1,093
Corporate Services	—	—	—	33	33	—	(1)	(1)	(1)	—	(1)	8,816
Total Vote	489,586	—	—	122	122	(3,142)	(1)	(3,143)	(1)	(75,357)	(75,358)	450,894

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Local Government	90	—	—	—	—	—	—	800	—	—	—	800
Local Government Services and Transfers	40	—	—	—	—	—	—	800	—	—	—	800
Heritage	50	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands	—	—	—	—	—	—	—	—	—	—	—	—
Housing, Building and Safety	65	—	—	—	—	—	—	300	—	—	—	300
Aboriginal, Multiculturalism and Immigration	355	—	—	—	—	—	—	1,250	—	—	—	1,250
Aboriginal Directorate	5	—	—	—	—	—	—	—	—	—	—	—
Multiculturalism and Immigration Services	350	—	—	—	—	—	—	1,250	—	—	—	1,250
Inner-City Partnerships	—	—	—	—	—	—	—	—	—	—	—	—
Women’s and Seniors’ Services	150	—	—	—	—	—	—	1,250	—	—	—	1,250
Executive and Support Services	250	—	—	—	—	50	—	200	50	—	—	300
Ministers’ Offices	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	250	—	—	—	—	50	—	200	50	—	—	300
Total Vote	910	—	—	—	—	50	—	3,800	50	—	—	3,900

												Total
	Total				Total			Total			Total	2005/06
	Government				Other			Internal			External	Operating
Description	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transfer to Royal British Columbia Museum	12,105	—	—	—	—	—	—	—	—	—	—	12,105
Total Vote	12,105	—	—	—	—	—	—	—	—	—	—	12,105

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Transfer to Royal British Columbia Museum	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

												Total
	Total				Total			Total			Total	2005/06
	Government				Other			Internal			External	Operating
Description	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	4,151	—	—	—	—	—	—	—	—	—	—	4,200
University Endowment Lands Administration	—	3,142	—	—	3,142	—	—	—	—	—	—	3,142
Total Special Accounts	4,151	3,142	—	—	3,142	—	—	—	—	—	—	7,342

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
First Citizens Fund	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION

($000)

VOTE 19 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63
Public Schools	4,130,563	—	—	—	—	—	—	—	—	—	—
Independent Schools	176,777	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	564,955	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	354,700	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	210,255	—	—	—	—	—	—	—	—	—	—
Management Services	13,346	5,133	—	1,233	—	6,366	—	49	1,250	250	1,427
Executive and Support Services	35,234	11,295	—	2,720	39	14,054	140	978	604	8,213	16,249
Minister’s Office	489	247	—	60	39	346	—	105	—	—	19
K-12 Education Programs	34,745	11,048	—	2,660	—	13,708	140	873	604	8,213	16,230
Total Vote	4,920,875	16,428	—	3,953	39	20,420	140	1,027	1,854	8,463	17,676

									Total				Total
									Operating				Government
Description	65	67	68	69	70	72	73	75	Costs	77	79	80	Transfers
Public Schools	—	—	—	—	—	—	—	—	—	—	4,277,840	—	4,277,840
Independent Schools	—	—	—	—	—	—	—	—	—	—	186,629	—	186,629
Debt Service and Amortization	—	—	—	—	—	—	200,897	—	200,897	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	200,897	—	200,897	—	—	—	—
Management Services	865	—	10	25	20	—	183	3,469	7,548	—	—	—	—
Executive and Support Services	2,703	—	875	5	—	—	4,640	—	34,407	105	—	119	224
Minister’s Office	11	—	—	2	—	—	6	—	143	—	—	—	—
K-12 Education Programs	2,692	—	875	3	—	—	4,634	—	34,264	105	—	119	224
Total Vote	3,568	—	885	30	20	—	205,720	3,469	242,852	105	4,464,469	119	4,464,693

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools	—	—	—	—	—	—	—	—	(8,807)	(8,807)	4,269,033
Independent Schools	—	—	—	—	—	—	—	—	—	—	186,629
Debt Service and Amortization	—	345,900	—	345,900	—	—	—	—	(412)	(412)	546,385
Debt Service Costs	—	345,900	—	345,900	—	—	—	—	—	—	345,900
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	(412)	(412)	200,485
Management Services	—	—	161	161	—	—	—	—	(729)	(729)	13,346
Executive and Support Services	—	—	24	24	—	—	—	(4,040)	(435)	(4,475)	44,234
Minister’s Office	—	—	—	—	—	—	—	—	—	—	489
K-12 Education Programs	—	—	24	24	—	—	—	(4,040)	(435)	(4,475)	43,745
Total Vote	—	345,900	185	346,085	—	—	—	(4,040)	(10,383)	(14,423)	5,059,627

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Public Schools	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service and Amortization	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Management Services	310	—	—	—	—	—	—	95	—	—	—	95
Executive and Support Services	14,100	—	—	—	—	—	—	9,450	200	—	—	9,650
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
K-12 Education Programs	14,100	—	—	—	—	—	—	9,450	200	—	—	9,650
Total Vote	14,410	—	—	—	—	—	—	9,545	200	—	—	9,745

MINISTRY OF ENERGY AND MINES

($000)

VOTE 20 Ministry Operations

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65
Oil and Gas	15,170	4,973	—	1,193	—	6,166	94	531	224	2,986	159	339
Offshore Oil and Gas	5,800	1,210	—	290	—	1,500	—	240	192	1,500	40	100
Mining and Minerals	7,868	7,148	12	1,694	—	8,854	—	943	—	1,968	125	379
Electricity and Alternative Energy	1,134	817	—	196	—	1,013	—	145	—	90	8	20
Executive and Support Services	4,353	3,859	—	931	64	4,854	—	1,123	404	894	27	312
Minister’s Office	831	405	—	97	64	566	—	158	—	—	18	64
Corporate Services	2,570	1,737	—	423	—	2,160	—	578	404	620	6	233
External Relations	952	1,717	—	411	—	2,128	—	387	—	274	3	15
Total Vote	34,325	18,007	12	4,304	64	22,387	94	2,982	820	7,438	359	1,150

Description		67	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83
Oil and Gas		—	—	49	160	—	94	350	4,986	85	—	700	785	—	—
Offshore Oil and Gas		—	12	—	—	—	35	116	2,235	600	—	1,417	2,017	—	—
Mining and Minerals		—	71	115	305	—	452	—	4,358	70	—	—	70	—	—
Electricity and Alternative Energy		—	—	—	—	—	8	—	271	23	—	26	49	—	—
Executive and Support Services		—	—	13	—	—	96	1,756	4,625	1,413	—	19	1,432	—	—
Minister’s Office		—	—	13	—	—	—	—	253	—	—	—	—	—	—
Corporate Services		—	—	—	—	—	96	1,756	3,693	—	—	19	19	—	—
External Relations		—	—	—	—	—	—	—	679	1,413	—	—	1,413	—	—
Total Vote	.	—	83	177	465	—	685	2,222	16,475	2,191	—	2,162	4,353	—	—

VOTE 21 Contracts and Funding Arrangements

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65
Contracts and Funding Arrangements	28,560	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	2,500	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreement	24,060	—	—	—	—	—	—	—	—	—	—	—
Columbia Basin Trust	2,000	—	—	—	—	—	—	—	—	—	—	—
Total Vote	28,560	—	—	—	—	—	—	—	—	—	—	—

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	31,560	—	2,000	33,560	—	—
Resource Revenue Sharing Agreements	—	—	—	—	—	—	—	—	2,500	—	—	2,500	—	—
Vancouver Island Natural Gas Pipeline Agreement	—	—	—	—	—	—	—	—	29,060	—	—	29,060	—	—
Columbia Basin Trust	—	—	—	—	—	—	—	—	—	—	2,000	2,000	—	—
Total Vote	—	—	—	—	—	—	—	—	31,560	—	2,000	33,560	—	—

									Total
		Total			Total			Total	2005/06
		Other			Internal			External	Operating
Description	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Oil and Gas	—	—	—	—	—	—	—	—	11,937
Offshore Oil and Gas	—	—	—	—	—	—	—	—	5,752
Mining and Minerals	—	—	—	—	—	—	—	—	13,282
Electricity and Alternative Energy	—	—	—	—	—	—	—	—	1,333
Executive and Support Services	—	—	—	—	—	—	—	—	10,911
Minister’s Office	—	—	—	—	—	—	—	—	819
Corporate Services	—	—	—	—	—	—	—	—	5,872
External Relations	—	—	—	—	—	—	—	—	4,220
Total Vote	—	—	—	—	—	—	—	—	43,215

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Oil and Gas	471	—	—	—	20	30	—	125	100	—	—	275
Offshore Oil and Gas	—	—	—	—	—	—	—	—	—	—	—	—
Mining and Minerals	1,026	—	—	—	40	—	320	505	—	—	—	865
Electricity and Alternative Energy	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	310	—	—	—	—	60	—	250	—	—	—	310
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	310	—	—	—	—	60	—	250	—	—	—	310
External Relations	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	1,807	—	—	—	60	90	320	880	100	—	—	1,450

									Total
		Total			Total			Total	2005/06
		Other			Internal			External	Operating
Description	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	33,560
Resource Revenue Sharing Agreements	—	—	—	—	—	—	—	—	2,500
Vancouver Island Natural Gas Pipeline Agreement	—	—	—	—	—	—	—	—	29,060
Columbia Basin Trust	—	—	—	—	—	—	—	—	2,000
Total Vote	—	—	—	—	—	—	—	—	33,560

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	—	—
Resource Revenue Sharing Agreements	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Island Natural Gas Pipeline Agreement	—	—	—	—	—	—	—	—	—	—	—	—
Columbia Basin Trust	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 22 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63
Financial and Economic Performance and Analysis	5,741	4,319	33	1,037	—	5,389	—	123	80	313	30
Treasury Board Staff Operations	5,741	4,319	33	1,037	—	5,389	—	123	80	313	30
Financial Governance, Accounting and Reporting	6,071	7,112	65	1,707	—	8,884	10	178	123	516	219
Comptroller General Operations	6,070	4,079	15	979	—	5,073	10	28	123	255	201
Internal Audit and Advisory Services	1	3,033	50	728	—	3,811	—	150	—	261	18
Treasury	1	4,439	21	1,066	—	5,526	—	57	1,031	58	2,608
Provincial Treasury Operations	1	4,439	21	1,066	—	5,526	—	57	1,031	58	2,608
Financial and Corporate Sector Services	4,205	8,734	63	2,096	—	10,893	62	261	2,253	864	1,715
Financial and Corporate Sector Policy Branch	891	698	5	168	—	871	—	26	76	55	464
Financial Institutions Commission	1	5,814	8	1,395	—	7,217	62	187	724	610	388
Registries	3,313	2,222	50	533	—	2,805	—	48	1,453	199	863
Executive and Support Services	13,034	7,641	55	1,837	39	9,572	—	1,418	1,524	566	1,409
Minister’s Office	447	222	—	55	39	316	—	67	—	—	15
Corporate Services	12,587	7,419	55	1,782	—	9,256	—	1,351	1,524	566	1,394
Total Vote	29,052	32,245	237	7,743	39	40,264	72	2,037	5,011	2,317	5,981

									Total
									Operating
Description	65	67	68	69	70	72	73	75	Costs	77	79	80
Financial and Economic Performance and Analysis	114	—	238	—	—	—	32	377	1,307	—	—	—
Treasury Board Staff Operations	114	—	238	—	—	—	32	377	1,307	—	—	—
Financial Governance, Accounting and Reporting	326	—	18	—	—	—	190	440	2,020	—	—	—
Comptroller General Operations	256	—	18	—	—	—	170	440	1,501	—	—	—
Internal Audit and Advisory Services	70	—	—	—	—	—	20	—	519	—	—	—
Treasury	865	—	—	—	—	—	422	321	5,362	—	—	—
Provincial Treasury Operations	865	—	—	—	—	—	422	321	5,362	—	—	—
Financial and Corporate Sector Services	1,252	—	56	—	63	—	1,610	1,537	9,673	—	—	—
Financial and Corporate Sector Policy Branch	20	—	2	—	—	—	3	51	697	—	—	—
Financial Institutions Commission	426	—	30	—	63	—	289	860	3,639	—	—	—
Registries	806	—	24	—	—	—	1,318	626	5,337	—	—	—
Executive and Support Services	378	—	15	10	17	—	123	1,258	6,718	1,937	—	—
Minister’s Office	17	—	—	—	10	—	2	—	111	—	—	—
Corporate Services	361	—	15	10	7	—	121	1,258	6,607	1,937	—	—
Total Vote	2,935	—	327	10	80	—	2,377	3,933	25,080	1,937	—	—

VOTE 23 Public Sector Employers’ Council

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63
Public Sector Employers’ Council	14,596	1,070	2	257	—	1,329	—	78	50	258	44
Public Sector Employers’ Council	1,842	1,070	2	257	—	1,329	—	78	50	258	44
Employer Associations	12,754	—	—	—	—	—	—	—	—	—	—
Total Vote	14,596	1,070	2	257	—	1,329	—	78	50	258	44

									Total
									Operating
Description	65	67	68	69	70	72	73	75	Costs	77	79	80
Public Sector Employers’ Council	66	—	—	—	—	—	10	85	591	—	12,754	—
Public Sector Employers’ Council	66	—	—	—	—	—	10	85	591	—	—	—
Employer Associations	—	—	—	—	—	—	—	—	—	—	12,754	—
Total Vote	66	—	—	—	—	—	10	85	591	—	12,754	—

VOTE 24 Public Affairs Bureau

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65
Public Affairs Bureau	32,204	11,385	99	2,757	—	14,241	—	393	100	1,701	740	1,223
Total Vote	32,204	11,385	99	2,757	—	14,241	—	393	100	1,701	740	1,223

								Total
								Operating
Description	67	68	69	70	72	73	75	Costs	77	79	80
Public Affairs Bureau	13,893	12	53	6	—	84	1,163	19,368	550	5	—
Total Vote	13,893	12	53	6	—	84	1,163	19,368	550	5	—

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Financial and Economic Performance and Analysis	—	—	—	—	—	—	(180)	(180)	—	(4)	(4)	6,512
Treasury Board Staff Operations	—	—	—	—	—	—	(180)	(180)	—	(4)	(4)	6,512
Financial Governance, Accounting and Reporting	—	—	—	820	820	—	(4,618)	(4,618)	(150)	—	(150)	6,956
Comptroller General Operations	—	—	—	820	820	—	(439)	(439)	—	—	—	6,955
Internal Audit and Advisory Services	—	—	—	—	—	—	(4,179)	(4,179)	(150)	—	(150)	1
Treasury	—	—	—	9,636	9,636	—	(8,563)	(8,563)	(803)	(11,157)	(11,960)	1
Provincial Treasury Operations	—	—	—	9,636	9,636	—	(8,563)	(8,563)	(803)	(11,157)	(11,960)	1
Financial and Corporate Sector Services	—	—	—	596	596	—	(229)	(229)	—	(19,580)	(19,580)	1,353
Financial and Corporate Sector Policy Branch	—	—	—	12	12	—	(229)	(229)	—	—	—	1,351
Financial Institutions Commission	—	—	—	526	526	—	—	—	—	(11,381)	(11,381)	1
Registries	—	—	—	58	58	—	—	—	—	(8,199)	(8,199)	1
Executive and Support Services	1,937	—	—	293	293	—	(3,693)	(3,693)	(239)	(151)	(390)	14,437
Minister’s Office	—	—	—	24	24	—	—	—	—	—	—	451
Corporate Services	1,937	—	—	269	269	—	(3,693)	(3,693)	(239)	(151)	(390)	13,986
Total Vote	1,937	—	—	11,345	11,345	—	(17,283)	(17,283)	(1,192)	(30,892)	(32,084)	29,259

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Financial and Economic Performance and Analysis	45	—	—	—	—	45	—	—	—	—	—	45
Treasury Board Staff Operations	45	—	—	—	—	45	—	—	—	—	—	45
Financial Governance, Accounting and Reporting	215	—	—	—	—	30	—	185	—	—	—	215
Comptroller General Operations	215	—	—	—	—	30	—	185	—	—	—	215
Internal Audit and Advisory Services	—	—	—	—	—	—	—	—	—	—	—	—
Treasury	2,032	—	—	—	—	33	—	1,598	—	—	—	1,631
Provincial Treasury Operations	2,032	—	—	—	—	33	—	1,598	—	—	—	1,631
Financial and Corporate Sector Services	2,301	—	—	—	—	104	—	2,500	—	—	—	2,604
Financial and Corporate Sector Policy Branch	10	—	—	—	—	10	—	—	—	—	—	10
Financial Institutions Commission	704	—	—	—	—	94	—	610	—	—	—	704
Registries	1,587	—	—	—	—	—	—	1,890	—	—	—	1,890
Executive and Support Services	830	—	—	—	10	163	—	663	200	—	—	1,036
Minister’s Office	3	—	—	—	—	3	—	—	—	—	—	3
Corporate Services	827	—	—	—	10	160	—	663	200	—	—	1,033
Total Vote	5,423	—	—	—	10	375	—	4,946	200	—	—	5,531

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Public Sector Employers’ Council	12,754	—	—	—	—	—	—	—	—	(78)	(78)	14,596
Public Sector Employers’ Council	—	—	—	—	—	—	—	—	—	(78)	(78)	1,842
Employer Associations	12,754	—	—	—	—	—	—	—	—	—	—	12,754
Total Vote	12,754	—	—	—	—	—	—	—	—	(78)	(78)	14,596

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Public Sector Employers’ Council	98	—	—	—	—	3	—	—	—	—	—	3
Public Sector Employers’ Council	98	—	—	—	—	3	—	—	—	—	—	3
Employer Associations	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	98	—	—	—	—	3	—	—	—	—	—	3

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Public Affairs Bureau	555	—	—	296	296	—	(130)	(130)	(84)	(42)	(126)	34,204
Total Vote	555	—	—	296	296	—	(130)	(130)	(84)	(42)	(126)	34,204

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Public Affairs Bureau	485	—	—	—	—	10	—	475	—	—	—	485
Total Vote	485	—	—	—	—	10	—	475	—	—	—	485

MINISTRY OF FORESTS

($000)

VOTE 25 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
Forest Protection	96,638	36,182	4,226	8,764	—	49,172	—	2,485	—	16,714	401
Direct Fire	55,380	11,037	3,579	2,729	—	17,345	—	1,645	—	8,324	145
Fire Preparedness	40,263	25,145	647	6,035	—	31,827	—	840	—	7,395	256
Forest Health	995	—	—	—	—	—	—	—	—	995	—
Stewardship of Forest Resources	36,588	15,982	818	4,112	—	20,912	1	923	1,153	9,508	229
Compliance and Enforcement	25,609	13,978	611	3,592	—	18,181	—	452	1,134	1,246	389
Forest Investment	85,000	2,900	—	725	—	3,625	—	15	—	87,656	4
Pricing and Selling Timber	96,155	38,096	1,280	9,701	—	49,077	1	1,326	2,415	15,156	434
Pricing and Selling Timber	66,155	38,096	1,280	9,701	—	49,077	1	1,326	2,415	15,156	434
First Nations’ Participation	30,000	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	47,988	35,300	852	8,482	64	44,698	—	630	6,403	2,788	354
Ministers’ Office	968	462	2	121	64	649	—	231	—	9	31
Corporate Governance	47,020	34,838	850	8,361	—	44,049	—	399	6,403	2,779	323
Total Vote	387,978	142,438	7,787	35,376	64	185,665	2	5,831	11,105	133,068	1,811

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Forest Protection	1,701	—	207	10,345	28,097	—	2,451	3,509	65,910	7	—	9,000
Direct Fire	779	—	199	8,679	19,264	—	—	—	39,035	—	—	—
Fire Preparedness	922	—	8	1,666	8,833	—	2,451	3,509	25,880	7	—	9,000
Forest Health	—	—	—	—	—	—	—	—	995	—	—	—
Stewardship of Forest Resources	1,026	—	50	938	2,792	—	1,563	2,788	20,971	159	—	24,874
Compliance and Enforcement	521	—	2	63	389	—	967	2,265	7,428	—	—	—
Forest Investment	—	—	—	—	—	—	—	—	87,675	175	—	1,775
Pricing and Selling Timber	1,270	—	35	3,755	2,903	306	2,072	5,040	34,713	255	197	42,000
Pricing and Selling Timber	1,270	—	35	3,755	2,903	306	2,072	5,040	34,713	255	197	2,000
First Nations’ Participation	—	—	—	—	—	—	—	—	—	—	—	40,000
Executive and Support Services	646	—	18	456	746	—	3,258	5,564	20,863	9	—	—
Ministers’ Office	37	—	—	—	11	—	—	—	319	—	—	—
Corporate Governance	609	—	18	456	735	—	3,258	5,564	20,544	9	—	—
Total Vote	5,164	—	312	15,557	34,927	306	10,311	19,166	237,560	605	197	77,649

Special Account

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
BC Timber Sales	131,800	29,473	36	7,074	—	36,583	—	462	2,149	52,807	171
Forest Stand Management Fund	1,490	—	—	—	—	—	—	—	—	5,093	—
South Moresby Forest Replacement	3,000	—	—	—	—	—	—	—	—	25,500	—
Total Special Accounts	136,290	29,473	36	7,074	—	36,583	—	462	2,149	83,400	171

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
BC Timber Sales	1,113	—	930	7,713	33,776	6,888	1,763	3,616	111,388	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	—	5,093	—	—	—
South Moresby Forest Replacement	—	—	—	—	—	—	—	—	25,500	—	—	—
Total Special Accounts	1,113	—	930	7,713	33,776	6,888	1,763	3,616	141,981	—	—	—

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Forest Protection	9,007	—	—	—	—	(1,200)	—	(1,200)	(51)	(13,800)	(13,851)	109,038
Direct Fire	—	—	—	—	—	—	—	—	—	(1,000)	(1,000)	55,380
Fire Preparedness	9,007	—	—	—	—	(1,200)	—	(1,200)	(51)	(12,800)	(12,851)	52,663
Forest Health	—	—	—	—	—	—	—	—	—	—	—	995
Stewardship of Forest Resources	25,033	—	—	—	—	—	(348)	(348)	(800)	(1,690)	(2,490)	64,078
Compliance and Enforcement	—	—	—	—	—	—	—	—	—	—	—	25,609
Forest Investment	1,950	—	—	—	—	—	—	—	—	(4,250)	(4,250)	89,000
Pricing and Selling Timber	42,452	—	—	—	—	—	(2,110)	(2,110)	—	(6,977)	(6,977)	117,155
Pricing and Selling Timber	2,452	—	—	—	—	—	(2,110)	(2,110)	—	(6,977)	(6,977)	77,155
First Nations’ Participation	40,000	—	—	—	—	—	—	—	—	—	—	40,000
Executive and Support Services	9	—	—	—	—	(17,244)	(273)	(17,517)	(15)	(50)	(65)	47,988
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	968
Corporate Governance	9	—	—	—	—	(17,244)	(273)	(17,517)	(15)	(50)	(65)	47,020
Total Vote	78,451	—	—	—	—	(18,444)	(2,731)	(21,175)	(866)	(26,767)	(27,633)	452,868

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Forest Protection	2,430	—	—	1,600	1,500	20	140	100	—	—	—	3,360
Direct Fire	—	—	—	—	—	—	—	—	—	—	—	—
Fire Preparedness	2,430	—	—	1,600	1,500	20	140	100	—	—	—	3,360
Forest Health	—	—	—	—	—	—	—	—	—	—	—	—
Stewardship of Forest Resources	2,498	—	2,000	—	2,534	66	625	1,098	—	—	—	6,323
Compliance and Enforcement	1,911	—	—	—	611	50	465	785	—	—	—	1,911
Forest Investment	—	—	—	—	—	—	—	—	—	—	—	—
Pricing and Selling Timber	3,848	—	—	—	605	104	970	2,169	—	—	—	3,848
Pricing and Selling Timber	3,848	—	—	—	605	104	970	2,169	—	—	—	3,848
First Nations’ Participation	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,383	—	—	300	—	—	4,100	2,498	800	—	—	7,698
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Governance	1,383	—	—	300	—	—	4,100	2,498	800	—	—	7,698
Total Vote	12,070	—	2,000	1,900	5,250	240	6,300	6,650	800	—	—	23,140

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
BC Timber Sales	—	18,444	—	—	18,444	—	—	—	—	(307)	(307)	166,108
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	(5,093)	(5,093)	—
South Moresby Forest Replacement	—	—	—	—	—	—	—	—	—	—	—	25,500
Total Special Accounts	—	18,444	—	—	18,444	—	—	—	—	(5,400)	(5,400)	191,608

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
BC Timber Sales	990	—	—	—	390	—	—	600	—	—	—	990
Forest Stand Management Fund	—	—	—	—	—	—	—	—	—	—	—	—
South Moresby Forest Replacement	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	990	—	—	—	390	—	—	600	—	—	—	990

MINISTRY OF HEALTH SERVICES

($000)

VOTE 26 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
Services Delivered by Partners	10,369,151	—	—	—	—	—	—	—	5,200	31,105	—
Regional Health Sector Funding	6,683,305	—	—	—	—	—	—	—	5,200	1,267	—
Medical Services Plan	2,525,057	—	—	—	—	—	—	—	—	—	—
Pharmacare	830,355	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	173,500	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	136,677	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	20,257	—	—	—	—	—	—	—	—	29,838	—
Services Delivered by Ministry	220,602	124,917	5,706	39,934	—	170,557	—	1,161	300	11,132	5,799
Emergency Health Services	220,602	124,917	5,706	39,934	—	170,557	—	1,161	300	11,132	5,799
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	93,520	38,283	77	9,239	64	47,663	1,041	1,948	8,949	11,210	13,849
Ministers’ Office	778	487	—	117	64	668	—	62	15	—	17
Stewarship and Corporate Management	92,742	37,796	77	9,122	—	46,995	1,041	1,886	8,934	11,210	13,832
Total Vote	10,536,023	163,200	5,783	49,173	64	218,220	1,041	3,109	14,449	53,447	19,648

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79
Services Delivered by Partners	77	—	—	—	—	—	152,908	—	189,290	43	6,967,142
Regional Health Sector Funding	77	—	—	—	—	—	—	—	6,544	43	6,967,142
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—
Pharmacare	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	152,908	—	152,908	—	—
Health Benefits Operations	—	—	—	—	—	—	—	—	29,838	—	—
Services Delivered by Ministry	1,219	—	—	7,367	36,846	—	8,828	10,529	83,181	—	—
Emergency Health Services	1,219	—	—	7,367	36,846	—	8,828	10,529	83,181	—	—
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	3,285	—	68	50	269	—	6,557	5,096	52,322	15	3,349
Ministers’ Office	19	—	—	—	—	—	—	—	113	—	—
Stewarship and Corporate Management	3,266	—	68	50	269	—	6,557	5,096	52,209	15	3,349
Total Vote	4,581	—	68	7,417	37,115	—	168,293	15,625	324,793	58	6,970,491

Vote 27 Vital Statistics (Special Operating Agency)

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
Services Delivered by Ministry	6,742	3,914	30	939	—	4,883	—	65	157	12	587
Vital Statistics	6,742	3,914	30	939	—	4,883	—	65	157	12	587
Total Vote	6,742	3,914	30	939	—	4,883	—	65	157	12	587

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79
Services Delivered by Ministry	514	—	18	20	8	—	550	589	2,520	38	—
Vital Statistics	514	—	18	20	8	—	550	589	2,520	38	—
Total Vote	514	—	18	20	8	—	550	589	2,520	38	—

Special Account

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
Health	147,250	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	147,250	—	—	—	—	—	—	—	—	—	—

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79
Health	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—

Description	80	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Services Delivered by Partners	3,831,717	10,798,902	—	169,500	—	169,500	—	—	—	—	(129,188)	(129,188)	11,028,504
Regional Health Sector Funding	220,816	7,188,001	—	—	—	—	—	—	—	—	(36,563)	(36,563)	7,157,982
Medical Services Plan	2,718,354	2,718,354	—	—	—	—	—	—	—	—	(88,000)	(88,000)	2,630,354
Pharmacare	892,547	892,547	—	—	—	—	—	—	—	—	(3,000)	(3,000)	889,547
Debt Service Costs	—	—	—	169,500	—	169,500	—	—	—	—	—	—	169,500
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—	152,908
Health Benefits Operations	—	—	—	—	—	—	—	—	—	—	(1,625)	(1,625)	28,213
Services Delivered by Ministry	386	386	—	—	28	28	—	—	—	—	(629)	(629)	253,523
Emergency Health Services	386	386	—	—	28	28	—	—	—	—	(629)	(629)	253,523
Recoveries from Health Special Account	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	—	3,364	—	—	306	306	—	—	—	—	(100)	(100)	103,555
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—	781
Stewarship and Corporate Management	—	3,364	—	—	306	306	—	—	—	—	(100)	(100)	102,774
Total Vote	3,832,103	10,802,652	—	169,500	334	169,834	(147,250)	—	(147,250)	—	(129,917)	(129,917)	11,238,332

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Services Delivered by Partners	—	—	—	—	—	—	—	—	—	—	—	—
Regional Health Sector Funding	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
Pharmacare	—	—	—	—	—	—	—	—	—	—	—	—
Debt Service Costs	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of Prepaid Capital Advances	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	—	—	—	—	—	—	—	—	—	—	—	—
Services Delivered by Ministry	11,006	—	—	—	2,150	—	6,000	7,340	—	—	—	15,490
Emergency Health Services	11,006	—	—	—	2,150	—	6,000	7,340	—	—	—	15,490
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	8,050	—	—	—	—	500	—	43,660	350	—	—	44,510
Ministers’ Office	—	—	—	—	—	—	—	—	—	—	—	—
Stewarship and Corporate Management	8,050	—	—	—	—	500	—	43,660	350	—	—	44,510
Total Vote	19,056	—	—	—	2,150	500	6,000	51,000	350	—	—	60,000

Description	80	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Services Delivered by Ministry	30	68	—	—	—	—	—	(278)	(278)	—	(407)	(407)	6,786
Vital Statistics	30	68	—	—	—	—	—	(278)	(278)	—	(407)	(407)	6,786
Total Vote	30	68	—	—	—	—	—	(278)	(278)	—	(407)	(407)	6,786

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Services Delivered by Ministry	550	—	—	—	5	20	—	525	—	—	—	550
Vital Statistics	550	—	—	—	5	20	—	525	—	—	—	550
Total Vote	550	—	—	—	5	20	—	525	—	—	—	550

Description	80	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Health	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250
Total Special Accounts	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Health	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HUMAN RESOURCES

($000)

VOTE 28 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
Employment Programs	71,475	292	—	58	—	350	—	—	—	—	—
Temporary Assistance	391,176	—	—	—	—	—	—	—	—	—	—
Disability Assistance	483,158	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	165,180	—	—	—	—	—	—	—	2,850	—	—
Employment and Assistance Appeal Tribunal	2,422	676	19	162	—	857	150	30	—	100	20
Executive and Support Services	170,317	87,938	1,071	21,259	39	110,307	—	1,477	5,349	2,974	11,560
Minister’s Office	420	210	1	50	39	300	—	80	—	—	—
Corporate Services	28,653	16,661	184	4,153	—	20,998	—	210	5,265	892	1,945
Program Management	141,244	71,067	886	17,056	—	89,009	—	1,187	84	2,082	9,615
Total Vote	1,283,728	88,906	1,090	21,479	39	111,514	150	1,507	8,199	3,074	11,580

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Employment Programs	—	—	—	—	—	—	—	—	—	2,150	5,805	73,166
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	356,571	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	580,853	—
Supplementary Assistance	—	—	—	—	—	—	—	—	2,850	595	113,200	62,587
Employment and Assistance Appeal Tribunal	63	—	3	—	—	—	—	96	462	—	—	500
Executive and Support Services	6,479	—	10	—	384	—	6,620	21,217	56,070	—	—	25
Minister’s Office	18	—	—	—	9	—	—	—	107	—	—	—
Corporate Services	1,615	—	10	—	—	—	1,074	3,021	14,032	—	—	—
Program Management	4,846	—	—	—	375	—	5,546	18,196	41,931	—	—	25
Total Vote	6,542	—	13	—	384	—	6,620	21,313	59,382	2,745	1,056,429	136,278

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Employment Programs	81,121	—	—	—	—	—	(350)	(350)	—	(1)	(1)	81,120
Temporary Assistance	356,571	—	—	3,100	3,100	—	—	—	—	(984)	(984)	358,687
Disability Assistance	580,853	—	—	—	—	—	—	—	—	(1,350)	(1,350)	579,503
Supplementary Assistance	176,382	—	—	2,960	2,960	—	—	—	—	(3,786)	(3,786)	178,406
Employment and Assistance Appeal Tribunal	500	—	—	—	—	—	—	—	—	—	—	1,819
Executive and Support Services	25	—	—	1,183	1,183	—	(213)	(213)	—	(10)	(10)	167,362
Minister’s Office	—	—	—	16	16	—	—	—	—	—	—	423
Corporate Services	—	—	—	149	149	—	(213)	(213)	—	(10)	(10)	34,956
Program Management	25	—	—	1,018	1,018	—	—	—	—	—	—	131,983
Total Vote	1,195,452	—	—	7,243	7,243	—	(563)	(563)	—	(6,131)	(6,131)	1,366,897

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Employment Programs	—	—	—	—	—	—	—	—	—	—	—	—
Temporary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	35	—	—	—	—	—	—	35	—	—	—	35
Executive and Support Services	21,512	—	—	—	—	2,800	160	15,065	901	—	—	18,926
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	3,658	—	—	—	—	700	—	2,260	216	—	—	3,176
Program Management	17,854	—	—	—	—	2,100	160	12,805	685	—	—	15,750
Total Vote	21,547	—	—	—	—	2,800	160	15,100	901	—	—	18,961

MINISTRY OF MANAGEMENT SERVICES

($000)

VOTE 29 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
Service Delivery to Citizens and Businesses	21,891	15,754	111	3,833	—	19,698	—	328	150	1,564	1,747
Service BC Operations	20,886	13,116	100	3,199	—	16,415	—	294	9	1,374	497
Service BC Planning and Development	441	326	—	79	—	405	—	10	11	15	—
Service BC Online Channel Office	564	2,312	11	555	—	2,878	—	24	130	175	1,250
Service Delivery to the Public Sector	136,702	54,807	1,128	13,157	—	69,092	—	955	8,101	14,875	119,910
Solutions BC: Common IT Services	134,913	28,827	697	6,921	—	36,445	—	647	2,012	1,545	112,914
Solutions BC: Common Business Services	794	24,266	429	5,825	—	30,520	—	300	6,074	12,865	6,983
BC Stats	995	1,714	2	411	—	2,127	—	8	15	465	13
Service Transformation	1,651	1,829	3	440	—	2,272	—	114	19	1,871	1,824
Service BC: Service Delivery Initiative	593	1,058	3	254	—	1,315	—	43	—	335	58
NetWork BC	1	418	—	101	—	519	—	51	19	1,492	1,766
IT and Telecommunications Strategy	1,057	353	—	85	—	438	—	20	—	44	—
Governance	9,890	4,996	54	1,198	—	6,248	—	119	15	3,650	4,744
Office of the Chief Information Officer	6,313	3,361	39	805	—	4,205	—	77	15	203	2,732
Government Information Strategies, Policy and Legislation	3,577	1,635	15	393	—	2,043	—	42	—	3,447	2,012
Executive and Support Services	4,756	1,048	12	252	39	1,351	6	114	2,933	616	46
Minister’s Office	418	209	1	50	39	299	—	42	8	—	34
Corporate Services	4,338	839	11	202	—	1,052	6	72	2,925	616	12
Total Vote	174,890	78,434	1,308	18,880	39	98,661	6	1,630	11,218	22,576	128,271

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Service Delivery to Citizens and Businesses	705	—	—	70	—	—	228	4,023	8,815	—	—	—
Service BC Operations	620	—	—	70	—	—	228	3,868	6,960	—	—	—
Service BC Planning and Development	—	—	—	—	—	—	—	—	36	—	—	—
Service BC Online Channel Office	85	—	—	—	—	—	—	155	1,819	—	—	—
Service Delivery to the Public Sector	2,975	8	3	2,407	1,433	—	40,638	8,801	200,106	—	—	—
Solutions BC: Common IT Services	1,704	8	—	—	15	—	32,198	4,877	155,920	—	—	—
Solutions BC: Common Business Services	1,201	—	3	2,365	1,418	—	8,430	3,800	43,439	—	—	—
BC Stats	70	—	—	42	—	—	10	124	747	—	—	—
Service Transformation	145	75	—	—	—	—	1,147	321	5,516	—	—	492
Service BC: Service Delivery Initiative	109	75	—	—	—	—	48	164	832	—	—	—
NetWork BC	18	—	—	—	—	—	1,099	112	4,557	—	—	—
IT and Telecommunications Strategy	18	—	—	—	—	—	—	45	127	—	—	492
Governance	370	—	—	72	—	—	236	477	9,690	—	—	—
Office of the Chief Information Officer	116	—	—	—	—	—	199	205	3,554	—	—	—
Government Information Strategies, Policy and Legislation	254	—	—	72	—	—	37	272	6,136	—	—	—
Executive and Support Services	98	—	20	—	8	—	13	317	4,171	—	—	133
Minister’s Office	11	—	—	—	8	—	8	—	111	—	—	—
Corporate Services	87	—	20	—	—	—	5	317	4,060	—	—	133
Total Vote	4,293	83	23	2,549	1,441	—	42,262	13,939	228,298	—	—	625

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Service Delivery to Citizens and Businesses	—	—	—	156	156	—	(2,303)	(2,303)	(1,956)	(3,135)	(5,091)	21,275
Service BC Operations	—	—	—	138	138	—	(767)	(767)	(1,956)	(520)	(2,476)	20,270
Service BC Planning and Development	—	—	—	—	—	—	—	—	—	—	—	441
Service BC Online Channel Office	—	—	—	18	18	—	(1,536)	(1,536)	—	(2,615)	(2,615)	564
Service Delivery to the Public Sector	—	—	—	55,737	55,737	—	(114,422)	(114,422)	(45,366)	(28,445)	(73,811)	136,702
Solutions BC: Common IT Services	—	—	—	—	—	—	(13,462)	(13,462)	(28,190)	(15,800)	(43,990)	134,913
Solutions BC: Common Business Services	—	—	—	55,736	55,736	—	(99,428)	(99,428)	(17,064)	(12,409)	(29,473)	794
BC Stats	—	—	—	1	1	—	(1,532)	(1,532)	(112)	(236)	(348)	995
Service Transformation	492	—	—	—	—	—	(5,466)	(5,466)	(20)	—	(20)	2,794
Service BC: Service Delivery Initiative	—	—	—	—	—	—	(391)	(391)	(20)	—	(20)	1,736
NetWork BC	—	—	—	—	—	—	(5,075)	(5,075)	—	—	—	1
IT and Telecommunications Strategy	492	—	—	—	—	—	—	—	—	—	—	1,057
Governance	—	—	—	4	4	—	(2,907)	(2,907)	(1,164)	(1)	(1,165)	11,870
Office of the Chief Information Officer	—	—	—	4	4	—	—	—	—	—	—	7,763
Government Information Strategies, Policy and Legislation	—	—	—	—	—	—	(2,907)	(2,907)	(1,164)	(1)	(1,165)	4,107
Executive and Support Services	133	—	—	101	101	—	(1,000)	(1,000)	—	—	—	4,756
Minister’s Office	—	—	—	8	8	—	—	—	—	—	—	418
Corporate Services	133	—	—	93	93	—	(1,000)	(1,000)	—	—	—	4,338
Total Vote	625	—	—	55,998	55,998	—	(126,098)	(126,098)	(48,506)	(31,581)	(80,087)	177,397

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Service Delivery to Citizens and Businesses	1,363	—	—	—	—	258	—	1,105	250	—	—	1,613
Service BC Operations	1,260	—	—	—	—	255	—	1,005	250	—	—	1,510
Service BC Planning and Development	—	—	—	—	—	—	—	—	—	—	—	—
Service BC Online Channel Office	103	—	—	—	—	3	—	100	—	—	—	103
Service Delivery to the Public Sector	47,165	—	—	—	1,408	116	45	70,950	100	—	—	72,619
Solutions BC: Common IT Services	35,842	—	—	—	20	86	—	56,377	100	—	—	56,583
Solutions BC: Common Business Services	11,316	—	—	—	1,388	20	45	14,563	—	—	—	16,016
BC Stats	7	—	—	—	—	10	—	10	—	—	—	20
Service Transformation	—	—	—	—	—	30	—	65	—	—	—	95
Service BC: Service Delivery Initiative	—	—	—	—	—	30	—	65	—	—	—	95
NetWork BC	—	—	—	—	—	—	—	—	—	—	—	—
IT and Telecommunications Strategy	—	—	—	—	—	—	—	—	—	—	—	—
Governance	1,410	—	—	—	—	25	—	385	—	—	—	410
Office of the Chief Information Officer	405	—	—	—	—	20	—	385	—	—	—	405
Government Information Strategies, Policy and Legislation	1,005	—	—	—	—	5	—	—	—	—	—	5
Executive and Support Services	6	—	—	—	—	6	—	—	—	—	—	6
Minister’s Office	6	—	—	—	—	6	—	—	—	—	—	6
Corporate Services	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	49,944	—	—	—	1,408	435	45	72,505	350	—	—	74,743

VOTE 30 BC Public Service Agency

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63
Leadership and Development	699	1,244	—	300	—	1,544	—	36	45	1,541	7
Employee Relations	2,834	1,807	8	434	—	2,249	—	114	5	—	8
Compensation	1,486	965	—	232	—	1,197	—	29	4	97	33
Client Services	17,549	11,601	201	2,785	—	14,587	—	389	36	809	33
Regional Operations	17,549	11,601	201	2,785	—	14,587	—	389	36	809	33
Centralized Shared Services	—	—	—	—	—	—	—	—	—	—	—
Employee Benefits	1	4,428	24	358,667	—	363,119	—	114	339	8,802	20
Provincial Pensions	99,231	—	—	100,813	—	100,813	—	—	—	—	—
Miscellaneous and Statutory Items	7,547	—	—	6,258	—	6,258	—	—	—	—	—
Canada Pension	45,788	—	—	50,829	—	50,829	—	—	—	—	—
Death and Retiring Benefits	9,065	—	—	8,665	—	8,665	—	—	—	—	—
Extended Health and Dental Benefits	47,803	—	—	64,988	—	64,988	—	—	—	—	—
Group Insurance	3,990	—	—	8,372	—	8,372	—	—	—	—	—
Medical Services Plan	22,297	—	—	22,782	—	22,782	—	—	—	—	—
Long Term Disability	35,781	—	—	34,508	—	34,508	—	—	—	—	—
Employment Insurance	25,839	—	—	25,920	—	25,920	—	—	—	—	—
Workers’ Compensation	9,981	—	—	10,158	—	10,158	—	—	—	—	—
Employee and Family Asistance Program	885	—	—	1,220	—	1,220	—	—	—	—	—
Other Benefits	34,594	4,428	24	24,154	—	28,606	—	114	339	8,802	20
Recoveries	(342,800)	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	1,563	1,714	15	412	—	2,141	—	39	53	192	6
Deputy Minister’s Office	112	300	7	72	—	379	—	10	1	21	—
Policy and Research	762	529	8	127	—	664	—	5	2	12	2
e-Business and Business Transformation	688	395	—	95	—	490	—	24	7	159	4
Corporate Services	1	490	—	118	—	608	—	—	43	—	—
Total Vote	24,132	21,759	248	362,830	—	384,837	—	721	482	11,441	107

Description	65	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Leadership and Development	699	—	—	—	—	—	10	75	2,413	—	—	—
Employee Relations	217	—	—	—	—	—	—	128	472	—	—	—
Compensation	25	—	—	—	—	—	—	69	257	—	—	—
Client Services	401	—	—	—	—	—	288	1,346	3,302	—	—	—
Regional Operations	401	—	—	—	—	—	288	1,346	3,302	—	—	—
Centralized Shared Services	—	—	—	—	—	—	—	—	—	—	—	—
Employee Benefits	677	—	10	—	—	—	121	516	10,599	—	—	—
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous and Statutory Items	—	—	—	—	—	—	—	—	—	—	—	—
Canada Pension	—	—	—	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Group Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—
Employment Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Workers’ Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Employee and Family Asistance Program	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	677	—	10	—	—	—	121	516	10,599	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	68	—	—	—	—	—	243	141	742	—	—	—
Deputy Minister’s Office	3	—	—	—	—	—	4	23	62	—	—	—
Policy and Research	4	—	—	—	—	—	18	43	86	—	—	—
e-Business and Business Transformation	47	—	—	—	—	—	66	33	340	—	—	—
Corporate Services	14	—	—	—	—	—	155	42	254	—	—	—
Total Vote	2,087	—	10	—	—	—	662	2,275	17,785	—	—	—

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Leadership and Development	—	—	—	33	33	—	(3,291)	(3,291)	—	—	—	699
Employee Relations	—	—	—	113	113	—	—	—	—	—	—	2,834
Compensation	—	—	—	32	32	—	—	—	—	—	—	1,486
Client Services	—	—	—	373	373	—	(13)	(13)	(700)	—	(700)	17,549
Regional Operations	—	—	—	373	373	—	(13)	(13)	(700)	—	(700)	17,549
Centralized Shared Services	—	—	—	—	—	—	—	—	—	—	—	—
Employee Benefits	—	—	—	12,981	12,981	—	(363,641)	(363,641)	(13,257)	(9,800)	(23,057)	1
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	—	100,813
Miscellaneous and Statutory Items	—	—	—	—	—	—	—	—	—	—	—	6,258
Canada Pension	—	—	—	—	—	—	—	—	—	—	—	50,829
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—	(173)	(173)	8,492
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	(8,803)	(7,997)	(16,800)	48,188
Group Insurance	—	—	—	—	—	—	—	—	(4,285)	(35)	(4,320)	4,052
Medical Services Plan	—	—	—	—	—	—	—	—	—	(48)	(48)	22,734
Long Term Disability	—	—	—	—	—	—	—	—	—	(58)	(58)	34,450
Employment Insurance	—	—	—	—	—	—	—	—	—	—	—	25,920
Workers’ Compensation	—	—	—	—	—	—	—	—	—	(1,440)	(1,440)	8,718
Employee and Family Asistance Program	—	—	—	—	—	—	—	—	(169)	(49)	(218)	1,002
Other Benefits	—	—	—	12,981	12,981	—	(90)	(90)	—	—	—	52,096
Recoveries	—	—	—	—	—	—	(363,551)	(363,551)	—	—	—	(363,551)
Executive and Support Services (Agency)	—	—	—	83	83	—	(1,403)	(1,403)	—	—	—	1,563
Deputy Minister’s Office	—	—	—	9	9	—	(338)	(338)	—	—	—	112
Policy and Research	—	—	—	12	12	—	—	—	—	—	—	762
e-Business and Business Transformation	—	—	—	9	9	—	(151)	(151)	—	—	—	688
Corporate Services	—	—	—	53	53	—	(914)	(914)	—	—	—	1
Total Vote	—	—	—	13,615	13,615	—	(368,348)	(368,348)	(13,957)	(9,800)	(23,757)	24,132

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Leadership and Development	—	—	—	—	—	—	—	—	—	—	—	—
Employee Relations	—	—	—	—	—	—	—	—	—	—	—	—
Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Client Services	—	—	—	—	—	—	—	—	—	—	—	—
Regional Operations	—	—	—	—	—	—	—	—	—	—	—	—
Centralized Shared Services	—	—	—	—	—	—	—	—	—	—	—	—
Employee Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Provincial Pensions	—	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous and Statutory Items	—	—	—	—	—	—	—	—	—	—	—	—
Canada Pension	—	—	—	—	—	—	—	—	—	—	—	—
Death and Retiring Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Extended Health and Dental Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Group Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Medical Services Plan	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability	—	—	—	—	—	—	—	—	—	—	—	—
Employment Insurance	—	—	—	—	—	—	—	—	—	—	—	—
Workers’ Compensation	—	—	—	—	—	—	—	—	—	—	—	—
Employee and Family Asistance Program	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services (Agency)	3,300	—	—	—	—	—	—	3,300	—	—	—	3,300
Deputy Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Policy and Research	—	—	—	—	—	—	—	—	—	—	—	—
e-Business and Business Transformation	3,000	—	—	—	—	—	—	3,000	—	—	—	3,000
Corporate Services	300	—	—	—	—	—	—	300	—	—	—	300
Total Vote	3,300	—	—	—	—	—	—	3,300	—	—	—	3,300

MINISTRY OF PROVINCIAL REVENUE

($000)

VOTE 31 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Revenue Programs	18,370	31,131	213	7,471	—	38,815	—	1,635	—	392	29	265
Revenue Services	8,452	6,677	41	1,603	—	8,321	—	70	—	43,141	4	518
Executive and Support Services	15,287	10,497	71	2,515	39	13,122	—	380	2,295	30	45	7,068
Minister’s Office	430	262	—	59	39	360	—	30	—	—	23	15
Corporate Services	14,857	10,235	71	2,456	—	12,762	—	350	2,295	30	22	7,053
Total Vote	42,109	48,305	325	11,589	39	60,258	—	2,085	2,295	43,563	78	7,851

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83
Revenue Programs	—	10	—	231	—	86	—	2,648	500	—	—	500	—	—
Revenue Services	—	—	—	—	—	—	—	43,733	—	—	—	—	—	—
Executive and Support Services	—	117	15	62	—	9,772	4,535	24,319	—	—	—	—	—	—
Minister’s Office	—	—	2	—	—	—	—	70	—	—	—	—	—	—
Corporate Services	—	117	13	62	—	9,772	4,535	24,249	—	—	—	—	—	—
Total Vote	—	127	15	293	—	9,858	4,535	70,700	500	—	—	500	—	—

Special Account

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Provincial Home Acquisition Wind Up	25	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	25	—	—	—	—	—	—	—	—	—	—	—

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Description	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Revenue Programs	3,016	3,016	—	—	—	—	(26,609)	(26,609)	18,370
Revenue Services	—	—	—	(15,980)	(15,980)	—	(27,636)	(27,636)	8,438
Executive and Support Services	486	486	—	(495)	(495)	—	(22,145)	(22,145)	15,287
Minister’s Office	—	—	—	—	—	—	—	—	430
Corporate Services	486	486	—	(495)	(495)	—	(22,145)	(22,145)	14,857
Total Vote	3,502	3,502	—	(16,475)	(16,475)	—	(76,390)	(76,390)	42,095

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Revenue Programs	—	—	—	—	—	—	—	—	—	—	—	—
Revenue Services	—	—	—	—	—	—	—	21,348	—	—	—	21,348
Executive and Support Services	13,297	—	—	—	—	225	—	12,610	500	—	—	13,335
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	13,297	—	—	—	—	225	—	12,610	500	—	—	13,335
Total Vote	13,297	—	—	—	—	225	—	33,958	500	—	—	34,683

Description	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Provincial Home Acquisition Wind Up	25	25	—	—	—	—	—	—	25
Total Special Accounts	25	25	—	—	—	—	—	—	25

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 32 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Corrections	173,039	85,194	3,118	20,631	—	108,943	—	834	341	3,022	1,078	1,864
Policing and Community Safety	249,553	13,754	268	3,114	—	17,136	49	510	413	6,454	260	930
Police Services	213,900	4,722	47	947	—	5,716	1	286	254	1,359	23	407
Provincial Emergency Program	4,497	2,195	147	526	—	2,868	—	92	10	611	36	117
Coroners Service	8,237	3,517	4	844	—	4,365	48	60	19	4,074	91	217
Victims Services and Community Programs	22,919	3,320	70	797	—	4,187	—	72	130	410	110	189
Compliance and Consumer Services	35,521	17,099	994	4,079	—	22,172	—	816	605	2,734	2,136	1,110
Office of the Superintendent of Motor Vehicles	7,174	3,294	39	762	—	4,095	—	30	478	375	247	327
Commercial Vehicle Safety and Enforcement	19,550	10,944	917	2,632	—	14,493	—	706	24	577	1,774	527
Residential Tenancy	6,089	2,166	37	518	—	2,721	—	55	53	1,725	100	217
Consumer Services	1,512	51	—	13	—	64	—	—	—	—	—	4
Film Classification	1,196	644	1	154	—	799	—	25	50	57	15	35
Gaming Policy and Enforcement	14,892	6,477	44	1,555	—	8,076	—	392	790	567	274	291
Gaming Policy and Enforcement Operations	14,891	6,477	44	1,555	—	8,076	—	392	790	567	274	291
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1	5,165	29	1,240	—	6,434	—	244	351	201	85	217
Executive and Support Services	3,661	1,551	2	368	39	1,960	248	163	661	11	78	86
Minister’s Office	469	232	—	57	39	328	—	80	—	10	1	16
Corporate Services	3,192	1,319	2	311	—	1,632	248	83	661	1	77	70
Total Vote	476,667	129,240	4,455	30,987	39	164,721	297	2,959	3,161	12,989	3,911	4,498

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Corrections	—	—	3,663	995	—	2,206	41,779	55,782	33	—	23,429
Policing and Community Safety	—	—	162	110	—	1,696	2,161	12,745	973	10,749	270,278
Police Services	—	—	118	55	—	871	745	4,119	390	—	259,948
Provincial Emergency Program	—	—	11	25	—	391	424	1,717	—	1,461	—
Coroners Service	—	—	33	20	—	226	510	5,298	—	—	—
Victims Services and Community Programs	—	—	—	10	—	208	482	1,611	583	9,288	10,330
Compliance and Consumer Services	—	—	90	571	—	931	1,599	10,592	500	—	—
Office of the Superintendent of Motor Vehicles	—	—	—	—	—	186	314	1,957	—	—	—
Commercial Vehicle Safety and Enforcement	—	—	90	565	—	515	558	5,336	—	—	—
Residential Tenancy	—	—	—	—	—	198	522	2,870	—	—	—
Consumer Services	—	—	—	—	—	1	5	10	500	—	—
Film Classification	—	—	—	6	—	31	200	419	—	—	—
Gaming Policy and Enforcement	—	—	5	3	—	379	856	3,557	143,154	100	71,540
Gaming Policy and Enforcement Operations	—	—	5	3	—	379	856	3,557	—	100	3,095
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	143,154	—	68,445
Liquor Control and Licensing	—	—	1	128	—	541	644	2,412	—	—	—
Executive and Support Services	—	29	4	40	—	117	213	1,650	—	—	—
Minister’s Office	—	—	4	9	—	—	—	120	—	—	—
Corporate Services	—	29	—	31	—	117	213	1,530	—	—	—
Total Vote	—	29	3,925	1,847	—	5,870	47,252	86,738	144,660	10,849	365,247

VOTE 33 Emergency Program Act

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Emergency Program Act	15,635	248	10	59	—	317	—	100	—	3,000	15	20
Total Vote	15,635	248	10	59	—	317	—	100	—	3,000	15	20

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Emergency Program Act	—	—	300	8,750	—	9	—	12,194	—	3,112	—
Total Vote	—	—	300	8,750	—	9	—	12,194	—	3,112	—

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Corrections	23,462	—	—	202	202	—	(200)	(200)	—	(7,141)	(7,141)	181,048
Policing and Community Safety	282,000	—	—	35	35	(3,599)	(1)	(3,600)	(1,200)	(20,715)	(21,915)	286,401
Police Services	260,338	—	—	26	26	—	(1)	(1)	(1,200)	(19,115)	(20,315)	249,883
Provincial Emergency Program	1,461	—	—	9	9	—	—	—	—	(1,500)	(1,500)	4,555
Coroners Service	—	—	—	—	—	—	—	—	—	—	—	9,663
Victims Services and Community Programs	20,201	—	—	—	—	(3,599)	—	(3,599)	—	(100)	(100)	22,300
Compliance and Consumer Services	500	—	—	2,910	2,910	—	—	—	—	(1,021)	(1,021)	35,153
Office of the Superintendent of Motor Vehicles	—	—	—	2,758	2,758	—	—	—	—	(587)	(587)	8,223
Commercial Vehicle Safety and Enforcement	—	—	—	150	150	—	—	—	—	(399)	(399)	19,580
Residential Tenancy	—	—	—	—	—	—	—	—	—	—	—	5,591
Consumer Services	500	—	—	—	—	—	—	—	—	—	—	574
Film Classification	—	—	—	2	2	—	—	—	—	(35)	(35)	1,185
Gaming Policy and Enforcement	214,794	—	—	257	257	—	(250)	(250)	(80)	(211,748)	(211,828)	14,606
Gaming Policy and Enforcement Operations	3,195	—	—	257	257	—	(250)	(250)	(80)	(150)	(230)	14,605
Distribution of Gaming Proceeds	211,599	—	—	—	—	—	—	—	—	(211,598)	(211,598)	1
Liquor Control and Licensing	—	—	—	99	99	—	—	—	—	(8,944)	(8,944)	1
Executive and Support Services	—	—	—	97	97	—	—	—	—	—	—	3,707
Minister’s Office	—	—	—	18	18	—	—	—	—	—	—	466
Corporate Services	—	—	—	79	79	—	—	—	—	—	—	3,241
Total Vote	520,756	—	—	3,600	3,600	(3,599)	(451)	(4,050)	(1,280)	(249,569)	(250,849)	520,916

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Corrections	2,324	—	—	—	444	20	712	700	900	—	—	2,776
Policing and Community Safety	1,679	—	—	—	—	224	90	750	150	—	—	1,214
Police Services	555	—	—	—	—	100	60	—	150	—	—	310
Provincial Emergency Program	—	—	—	—	—	—	—	—	—	—	—	—
Coroners Service	1,000	—	—	—	—	124	30	700	—	—	—	854
Victims Services and Community Programs	124	—	—	—	—	—	—	50	—	—	—	50
Compliance and Consumer Services	2,655	—	—	—	—	44	836	2,390	60	—	—	3,330
Office of the Superintendent of Motor Vehicles	400	—	—	—	—	44	—	390	60	—	—	494
Commercial Vehicle Safety and Enforcement	1,502	—	—	—	—	—	836	1,500	—	—	—	2,336
Residential Tenancy	753	—	—	—	—	—	—	500	—	—	—	500
Consumer Services	—	—	—	—	—	—	—	—	—	—	—	—
Film Classification	—	—	—	—	—	—	—	—	—	—	—	—
Gaming Policy and Enforcement	320	—	—	—	—	20	—	350	—	—	—	370
Gaming Policy and Enforcement Operations	320	—	—	—	—	20	—	350	—	—	—	370
Distribution of Gaming Proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	330	—	—	—	—	—	350	800	—	—	—	1,150
Executive and Support Services	150	—	—	—	—	—	—	100	150	—	—	250
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	150	—	—	—	—	—	—	100	150	—	—	250
Total Vote	7,458	—	—	—	444	308	1,988	5,090	1,260	—	—	9,090

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Emergency Program Act	3,112	—	—	5	5	—	—	—	—	—	—	15,628
Total Vote	3,112	—	—	5	5	—	—	—	—	—	—	15,628

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

Special Account

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	1,553	—	—	—	—	—	—	—	—	—	5	55
Victims of Crime Act	7,325	1,327	—	318	—	1,645	—	14	—	—	32	35
Total Special Accounts	8,878	1,327	—	318	—	1,645	—	14	—	—	37	90

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	—	—	500	139	—	63	—	762	—	—	603
Victims of Crime Act	—	—	—	—	—	—	—	81	2,000	—	—
Total Special Accounts	—	—	500	139	—	63	—	843	2,000	—	603

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	603	—	—	200	200	—	—	—	—	—	—	1,565
Victims of Crime Act	2,000	3,599	—	—	3,599	—	—	—	—	—	—	7,325
Total Special Accounts	2,603	3,599	—	200	3,799	—	—	—	—	—	—	8,890

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—
Inmate Work Program	93	—	—	—	93	—	—	—	—	—	—	93
Victims of Crime Act	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	93	—	—	—	93	—	—	—	—	—	—	93

MINISTRY OF SKILLS DEVELOPMENT AND LABOUR

($000)

VOTE 34 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Employment Standards	9,765	6,202	35	1,488	—	7,725	—	243	—	78	456	342
Industrial Relations	5,448	3,732	17	900	—	4,649	189	73	3	33	84	117
Workers’ Compensation	1	16,285	3	3,973	—	20,261	2,043	495	422	840	2,566	907
Executive and Support Services	3,048	1,361	—	332	39	1,732	202	142	642	716	29	61
Minister’s Office	517	286	—	68	39	393	—	67	6	—	—	16
Program Management	2,531	1,075	—	264	—	1,339	202	75	636	716	29	45
Total Vote	18,262	27,580	55	6,693	39	34,367	2,434	953	1,067	1,667	3,135	1,427

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81	83	85
Employment Standards	—	—	—	56	—	356	713	2,244	—	—	—	—	—	—	48
Industrial Relations	—	5	—	—	—	162	771	1,437	—	—	—	—	—	—	—
Workers’ Compensation	—	32	8	—	—	1,234	2,091	10,638	—	—	—	—	—	—	—
Executive and Support Services	—	4	—	10	—	10	—	1,816	—	—	—	—	—	—	25
Minister’s Office	—	—	—	10	—	—	—	99	—	—	—	—	—	—	25
Program Management	—	4	—	—	—	10	—	1,717	—	—	—	—	—	—	—
Total Vote	—	41	8	66	—	1,762	3,575	16,135	—	—	—	—	—	—	73

Description	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Employment Standards	48	—	—	—	—	(100)	(100)	9,917
Industrial Relations	—	—	—	—	—	(315)	(315)	5,771
Workers’ Compensation	—	—	—	—	—	(30,898)	(30,898)	1
Executive and Support Services	25	—	—	—	—	—	—	3,573
Minister’s Office	25	—	—	—	—	—	—	517
Program Management	—	—	—	—	—	—	—	3,056
Total Vote	73	—	—	—	—	(31,313)	(31,313)	19,262

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Employment Standards	677	—	—	—	—	40	—	637	—	—	—	677
Industrial Relations	20	—	—	—	—	—	—	20	—	—	—	20
Workers’ Compensation	2,815	—	—	—	—	—	—	2,665	150	—	—	2,815
Executive and Support Services	—	—	—	—	—	—	—	—	—	—	—	—
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Program Management	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	3,512	—	—	—	—	40	—	3,322	150	—	—	3,512

MINISTRY OF SMALL BUSINESS AND ECONOMIC DEVELOPMENT

($000)

VOTE 35 Ministry Operations

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Improving British Columbia’s Investment Climate and Competitiveness	2,978	1,684	2	405	—	2,091	—	88	—	454	71	68
Marketing and Promoting British Columbia	2,806	1,363	20	327	—	1,710	—	152	—	987	55	107
Enhancing Economic Development Throughout British Columbia	18,033	3,800	10	915	—	4,725	5	218	—	1,373	46	218
BC Olympic Games Secretariat, Sport and Culture	27,678	2,462	3	575	—	3,040	51	171	—	2,941	51	117
BC Olympic Games Secretariat	6,290	1,541	3	354	—	1,898	—	120	—	2,772	30	30
Sport	8,713	325	—	78	—	403	—	28	—	11	3	36
Culture and BC Arts Council	12,675	596	—	143	—	739	51	23	—	158	18	51
Securities, Regulatory Reform and Special Projects	373	275	—	66	—	341	—	10	—	22	10	10
Executive and Support Services	85,125	2,262	13	514	39	2,828	—	191	1,087	362	416	216
Minister’s Office	729	246	—	59	39	344	—	121	10	—	17	35
Corporate Services	6,776	2,016	13	455	—	2,484	—	70	1,077	362	399	181
British Columbia Pavilion Corporation	5,000	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	71,300	—	—	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	1,320	—	—	—	—	—	—	—	—	—	—	—
Total Vote	136,993	11,846	48	2,802	39	14,735	56	830	1,087	6,139	649	736

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Improving British Columbia’s Investment Climate and Competitiveness	—	—	—	—	—	15	—	696	—	—	2,280
Marketing and Promoting British Columbia	25	—	—	3	—	363	86	1,778	278	—	70
Enhancing Economic Development Throughout British Columbia	—	—	—	—	—	211	—	2,071	150	—	229,816
BC Olympic Games Secretariat, Sport and Culture	—	—	3	—	—	47	312	3,693	16,270	—	120,050
BC Olympic Games Secretariat	—	—	—	—	—	20	120	3,092	1,000	—	112,750
Sport	—	—	3	—	—	7	29	117	893	—	7,300
Culture and BC Arts Council	—	—	—	—	—	20	163	484	14,377	—	—
Securities, Regulatory Reform and Special Projects	—	—	—	—	—	7	—	59	—	—	—
Executive and Support Services	—	3	47	—	—	200	2,243	4,765	24,000	1,800	88,500
Minister’s Office	—	—	8	—	—	—	—	191	—	—	—
Corporate Services	—	3	39	—	—	200	2,243	4,574	24,000	—	—
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	—	—	1,800	—
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	88,500
Reserves for Doubtful Accounts	—	—	—	—	—	—	—	—	—	—	—
Total Vote	25	3	50	3	—	843	2,641	13,062	40,698	1,800	440,716

Special Account

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—
Olympic Arts Fund	625	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	2,200	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	3,325	—	—	—	—	—	—	—	—	—	—	—

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80
Northern Development Fund	—	—	—	—	—	—	—	—	500	—	—
Olympic Arts Fund	—	—	—	—	—	—	—	—	—	—	650
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	—	—	—	2,200
Total Special Accounts	—	—	—	—	—	—	—	—	500	—	2,850

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Improving British Columbia’s Investment Climate and Competitiveness	2,280	—	—	—	—	—	—	—	—	—	—	5,067
Marketing and Promoting British Columbia	348	—	—	—	—	—	—	—	—	(10)	(10)	3,826
Enhancing Economic Development Throughout British Columbia	229,966	—	—	—	—	—	—	—	—	—	—	236,762
BC Olympic Games Secretariat, Sport and Culture	136,320	—	—	—	—	—	—	—	—	(1)	(1)	143,052
BC Olympic Games Secretariat	113,750	—	—	—	—	—	—	—	—	(1)	(1)	118,739
Sport	8,193	—	—	—	—	—	—	—	—	—	—	8,713
Culture and BC Arts Council	14,377	—	—	—	—	—	—	—	—	—	—	15,600
Securities, Regulatory Reform and Special Projects	—	—	—	—	—	—	—	—	—	—	—	400
Executive and Support Services	114,300	—	—	6,093	6,093	—	—	—	—	(5)	(5)	127,981
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	535
Corporate Services	24,000	—	—	173	173	—	—	—	—	(5)	(5)	31,226
British Columbia Pavilion Corporation	1,800	—	—	4,700	4,700	—	—	—	—	—	—	6,500
Vancouver Convention Centre Expansion Project	88,500	—	—	—	—	—	—	—	—	—	—	88,500
Reserves for Doubtful Accounts	—	—	—	1,220	1,220	—	—	—	—	—	—	1,220
Total Vote	483,214	—	—	6,093	6,093	—	—	—	—	(16)	(16)	517,088

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Improving British Columbia’s Investment Climate and Competitiveness	75	—	—	—	—	—	—	50	—	—	—	50
Marketing and Promoting British Columbia	50	—	—	—	—	—	—	30	—	—	—	30
Enhancing Economic Development Throughout British Columbia	—	—	—	—	—	—	—	—	—	—	—	—
BC Olympic Games Secretariat, Sport and Culture	70	—	—	—	—	50	—	590	—	—	—	640
BC Olympic Games Secretariat	50	—	—	—	—	50	—	570	—	—	—	620
Sport	—	—	—	—	—	—	—	—	—	—	—	—
Culture and BC Arts Council	20	—	—	—	—	—	—	20	—	—	—	20
Securities, Regulatory Reform and Special Projects	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	275	—	—	—	—	30	—	125	—	—	—	155
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	275	—	—	—	—	30	—	125	—	—	—	155
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Vancouver Convention Centre Expansion Project	—	—	—	—	—	—	—	—	—	—	—	—
Reserves for Doubtful Accounts	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	470	—	—	—	—	80	—	795	—	—	—	875

Description	Total Government Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	500
Olympic Arts Fund	650	—	—	—	—	—	—	—	—	—	—	650
Physical Fitness and Amateur Sports Fund	2,200	—	—	—	—	—	—	—	—	—	—	2,200
Total Special Accounts	3,350	—	—	—	—	—	—	—	—	—	—	3,350

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Northern Development Fund	—	—	—	—	—	—	—	—	—	—	—	—
Olympic Arts Fund	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF SUSTAINABLE RESOURCE MANAGEMENT

($000)

VOTE 36 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65
Sustainable Economic Development	10,603	7,269	99	1,890	—	9,258	—	605	285	5,054	270	328
Sustainable Economic Development	10,603	7,269	99	1,890	—	9,258	—	605	285	5,054	270	328
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	—
Land Information BC	42,968	18,378	76	4,447	—	22,901	—	809	994	16,134	2,553	971
Sound Governance	2,562	1,214	8	291	—	1,513	—	30	427	21,314	53	70
Property Assessment Services	1	875	1	789	—	1,665	240	28	32	54	100	138
Executive and Support Services	6,515	8,730	4	2,096	64	10,894	—	449	611	1,513	101	579
Ministers’ Office	870	393	—	95	64	552	—	170	—	—	45	32
Corporate Services	5,645	8,337	4	2,001	—	10,342	—	279	611	1,513	56	547
Total Vote	62,649	36,466	188	9,513	64	46,231	240	1,921	2,349	44,069	3,077	2,086

								Total				Total
								Operating				Government
Description	67	68	69	70	72	73	75	Costs	77	79	80	Transfers	81
Sustainable Economic Development	—	9	7	171	—	206	969	7,904	7,994	—	—	7,994	—
Sustainable Economic Development	—	9	7	171	—	206	969	7,904	7,994	—	—	7,994	—
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	—	—
Land Information BC	—	—	124	102	—	1,610	1,893	25,190	10	—	36	46	—
Sound Governance	—	—	1	3	—	6	143	22,047	2	—	—	2	—
Property Assessment Services	—	10	—	—	—	10	90	702	—	—	—	—	—
Executive and Support Services	—	—	14	51	—	387	1,240	4,945	1	—	—	1	—
Ministers’ Office	—	—	9	24	—	—	—	280	—	—	—	—	—
Corporate Services	—	—	5	27	—	387	1,240	4,665	1	—	—	1	—
Total Vote	—	19	146	327	—	2,219	4,335	60,788	8,007	—	36	8,043	—

VOTE 37 Agricultural Land Commission

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63
Agricultural Land Commission	1,957	1,178	—	283	—	1,461	235	75	—	36	25
Total Vote	1,957	1,178	—	283	—	1,461	235	75	—	36	25

									Total				Total
									Operating				Government
Description	65	67	68	69	70	72	73	75	Costs	77	79	80	Transfers	81
Agricultural Land Commission	32	—	16	2	18	—	—	170	609	—	—	—	—	—
Total Vote	32	—	16	2	18	—	—	170	609	—	—	—	—	—

Special Account

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63
Crown Land	210,620	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	210,620	—	—	—	—	—	—	—	—	—	—

									Total				Total
									Operating				Government
Description	65	67	68	69	70	72	73	75	Costs	77	79	80	Transfers	81
Crown Land	—	—	—	—	—	—	—	—	—	141,800	—	—	141,800	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	141,800	—	—	141,800	—

										Total
			Total			Total			Total	2005/06
			Other			Internal			External	Operating
Description	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Sustainable Economic Development	—	10,015	10,015	—	(2,545)	(2,545)	(1)	(1)	(2)	32,624
Sustainable Economic Development	—	15	15	—	(2,545)	(2,545)	(1)	(1)	(2)	22,624
Water Rental Remissions	—	10,000	10,000	—	—	—	—	—	—	10,000
Land Information BC	—	1	1	—	(4,504)	(4,504)	(1,444)	(10,189)	(11,633)	32,001
Sound Governance	—	—	—	—	(1)	(1)	(1)	(25)	(26)	23,535
Property Assessment Services	—	—	—	—	—	—	(2,236)	(130)	(2,366)	1
Executive and Support Services	—	43	43	—	(8,615)	(8,615)	(1)	(10)	(11)	7,257
Ministers’ Office	—	38	38	—	—	—	—	—	—	870
Corporate Services	—	5	5	—	(8,615)	(8,615)	(1)	(10)	(11)	6,387
Total Vote	—	10,059	10,059	—	(15,665)	(15,665)	(3,683)	(10,355)	(14,038)	95,418

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Sustainable Economic Development	600	—	—	—	—	150	—	—	—	—	—	150
Sustainable Economic Development	600	—	—	—	—	150	—	—	—	—	—	150
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	—
Land Information BC	7,400	—	—	—	45	35	—	10,535	—	—	—	10,615
Sound Governance	5	—	—	—	—	10	—	—	—	—	—	10
Property Assessment Services	96	—	—	—	—	—	—	96	—	—	—	96
Executive and Support Services	50	—	—	—	—	50	—	—	—	—	—	50
Ministers’ Office	10	—	—	—	—	10	—	—	—	—	—	10
Corporate Services	40	—	—	—	—	40	—	—	—	—	—	40
Total Vote	8,151	—	—	—	45	245	—	10,631	—	—	—	10,921

										Total
			Total			Total			Total	2005/06
			Other			Internal			External	Operating
Description	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	—	—	—	—	(1)	(1)	—	(1)	(1)	2,068
Total Vote	—	—	—	—	(1)	(1)	—	(1)	(1)	2,068

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Agricultural Land Commission	50	—	—	—	—	15	—	—	—	—	—	15
Total Vote	50	—	—	—	—	15	—	—	—	—	—	15

										Total
			Total			Total			Total	2005/06
			Other			Internal			External	Operating
Description	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Land	—	20	20	—	—	—	—	—	—	141,820
Total Special Accounts	—	20	20	—	—	—	—	—	—	141,820

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Crown Land	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TRANSPORTATION

($000)

VOTE 38 Ministry Operations

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60
Transportation Improvements	12,623	21,068	108	2,227	—	23,403	—	2,068	5	60,098
Transportation Policy and Legislation	695	507	—	122	—	629	—	15	—	39
Planning, Engineering and Construction	11,927	19,140	108	1,764	—	21,012	—	1,968	—	49,048
Partnerships	1	1,421	—	341	—	1,762	—	85	5	11,011
Public Transportation	363,474	—	—	—	—	—	—	—	—	—
British Columbia Transit	142,361	—	—	—	—	—	—	—	—	—
Rapid Transit Project 2000	94,371	—	—	—	—	—	—	—	—	—
British Columbia Ferry Services Inc	126,742	—	—	—	—	—	—	—	—	—
Highway Operations	414,902	46,746	1,188	7,307	—	55,241	—	3,799	2,018	19,445
Maintenance, Asset Preservation and Traffic Operations	404,673	45,576	1,088	7,026	—	53,690	—	3,766	2,000	19,338
Inland Ferries	8,279	245	—	59	—	304	—	30	—	50
Coquihalla Toll Administration	1,950	925	100	222	—	1,247	—	3	18	57
Passenger Transportation Regulation	1,767	1,075	21	263	—	1,359	129	353	—	88
Passenger Transportation Board	511	230	—	55	—	285	129	15	—	26
Passenger Transportation Branch	1,256	845	21	208	—	1,074	—	338	—	62
Executive and Support Services	11,689	4,663	43	1,125	39	5,870	—	205	3,150	962
Minister’s Office	415	213	—	51	39	303	—	70	6	—
Corporate Services	11,274	4,450	43	1,074	—	5,567	—	135	3,144	962
Total Vote	804,455	73,552	1,360	10,922	39	85,873	129	6,425	5,173	80,593

										Total
										Operating
Description	63	65	67	68	69	70	72	73	75	Costs	77
Transportation Improvements	553	1,468	—	53	17,615	10,914	248,722	1,087	758	343,341	12,010
Transportation Policy and Legislation	—	11	—	1	—	—	—	—	—	66	12,000
Planning, Engineering and Construction	502	1,406	—	40	16,095	10,873	247,536	1,052	603	329,123	10
Partnerships	51	51	—	12	1,520	41	1,186	35	155	14,152	—
Public Transportation	—	—	—	—	—	—	—	48,902	—	48,902	—
British Columbia Transit	—	—	—	—	—	—	—	19,554	—	19,554	—
Rapid Transit Project 2000	—	—	—	—	—	—	—	29,348	—	29,348	—
British Columbia Ferry Services Inc	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	1,397	1,411	—	226	382,384	21,308	178,276	6,565	6,304	623,133	10
Maintenance, Asset Preservation and Traffic Operations	1,190	1,329	—	225	368,239	21,308	178,276	5,009	6,200	606,880	10
Inland Ferries	7	7	—	—	14,115	—	—	1,496	—	15,705	—
Coquihalla Toll Administration	200	75	—	1	30	—	—	60	104	548	—
Passenger Transportation Regulation	156	48	—	1	35	13	—	3	117	943	—
Passenger Transportation Board	—	18	—	1	—	2	—	3	33	227	—
Passenger Transportation Branch	156	30	—	—	35	11	—	—	84	716	—
Executive and Support Services	309	500	—	29	1	—	—	657	879	6,692	1
Minister’s Office	23	12	—	—	1	—	—	—	—	112	—
Corporate Services	286	488	—	29	—	—	—	657	879	6,580	1
Total Vote	2,415	3,427	—	309	400,035	32,235	426,998	57,214	8,058	1,023,011	12,021

VOTE 38 Ministry Operations

														Total
			Total				Total			Total			Total	2005/06
			Government				Other			Internal			External	Operating
Description	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation Improvements	—	92	12,102	—	—	896	896	—	—	—	(364,549)	(2,542)	(367,091)	12,651
Transportation Policy and Legislation	—	—	12,000	—	—	—	—	—	—	—	(12,000)	—	(12,000)	695
Planning, Engineering and Construction	—	92	102	—	—	589	589	—	—	—	(336,371)	(2,500)	(338,871)	11,955
Partnerships	—	—	—	—	—	307	307	—	—	—	(16,178)	(42)	(16,220)	1
Public Transportation	—	174,990	174,990	—	135,400	—	135,400	—	—	—	—	—	—	359,292
British Columbia Transit	—	47,758	47,758	—	67,700	—	67,700	—	—	—	—	—	—	135,012
Rapid Transit Project 2000	—	—	—	—	67,700	—	67,700	—	—	—	—	—	—	97,048
British Columbia Ferry Services Inc	—	127,232	127,232	—	—	—	—	—	—	—	—	—	—	127,232
Highway Operations	—	3,000	3,010	—	—	2,336	2,336	—	—	—	(260,465)	(4,249)	(264,714)	419,006
Maintenance, Asset Preservation and Traffic Operations	—	3,000	3,010	—	—	2,181	2,181	—	—	—	(252,465)	(4,249)	(256,714)	409,047
Inland Ferries	—	—	—	—	—	—	—	—	—	—	(8,000)	—	(8,000)	8,009
Coquihalla Toll Administration	—	—	—	—	—	155	155	—	—	—	—	—	—	1,950
Passenger Transportation Regulation	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	2,301
Passenger Transportation Board	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)	511
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	—	—	—	1,790
Executive and Support Services	—	—	1	—	—	(548)	(548)	—	(65)	(65)	(250)	(5)	(255)	11,695
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—	—	415
Corporate Services	—	—	1	—	—	(548)	(548)	—	(65)	(65)	(250)	(5)	(255)	11,280
Total Vote	—	178,082	190,103	—	135,400	2,684	138,084	—	(65)	(65)	(625,264)	(6,797)	(632,061)	804,945

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Transportation Improvements	473	—	—	—	150	15	—	1,090	—	—	—	1,255
Transportation Policy and Legislation	—	—	—	—	—	—	—	—	—	—	—	—
Planning, Engineering and Construction	473	—	—	—	150	15	—	1,090	—	—	—	1,255
Partnerships	—	—	—	—	—	—	—	—	—	—	—	—
Public Transportation	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Transit	—	—	—	—	—	—	—	—	—	—	—	—
Rapid Transit Project 2000	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Ferry Services Inc	—	—	—	—	—	—	—	—	—	—	—	—
Highway Operations	11,285	—	—	200	2,711	69	4,200	1,644	—	6,000	—	14,824
Maintenance, Asset Preservation and Traffic Operations	4,785	—	—	200	2,511	69	4,200	1,644	—	—	—	8,624
Inland Ferries	6,000	—	—	—	—	—	—	—	—	6,000	—	6,000
Coquihalla Toll Administration	500	—	—	—	200	—	—	—	—	—	—	200
Passenger Transportation Regulation	—	—	—	—	—	—	—	183	—	—	—	183
Passenger Transportation Board	—	—	—	—	—	—	—	183	—	—	—	183
Passenger Transportation Branch	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,522	—	—	—	96	4	—	83	200	—	—	383
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Services	1,522	—	—	—	96	4	—	83	200	—	—	383
Total Vote	13,280	—	—	200	2,957	88	4,200	3,000	200	6,000	—	16,645

MINISTRY OF WATER, LAND AND AIR PROTECTION

($000)

VOTE 39 Ministry Operations

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65
Environmental Protection	8,667	18,644	—	4,475	—	23,119	—	1,323	—	8,807	280	463
Environmental Stewardship	36,246	16,491	132	4,029	—	20,652	—	1,178	9	10,339	44	591
Park, Fish and Wildlife Recreation	25,275	9,576	71	2,337	—	11,984	—	651	6	6,741	32	400
Compliance Operations	14,582	8,053	107	1,940	—	10,100	—	582	—	468	130	334
Executive and Support Services	22,966	5,770	75	1,385	39	7,269	—	446	2,896	1,783	738	725
Minister’s Office	474	216	—	52	39	307	—	95	—	—	3	34
Program Management	22,492	5,554	75	1,333	—	6,962	—	351	2,896	1,783	735	691
Total Vote	107,736	58,534	385	14,166	39	73,124	—	4,180	2,911	28,138	1,224	2,513

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers
Environmental Protection	—	—	905	672	—	1,464	2,240	16,154	—	—	7,676	7,676
Environmental Stewardship	—	121	3,269	1,432	—	3,596	1,577	22,156	1,530	—	—	1,530
Park, Fish and Wildlife Recreation	—	59	2,300	798	—	2,904	1,142	15,033	1,012	—	—	1,012
Compliance Operations	—	20	404	1,094	—	1,008	1,642	5,682	750	—	—	750
Executive and Support Services	—	—	39	26	—	513	825	7,991	165	—	—	165
Minister’s Office	—	—	2	—	—	5	—	139	—	—	—	—
Program Management	—	—	37	26	—	508	825	7,852	165	—	—	165
Total Vote	—	200	6,917	4,022	—	9,485	7,426	67,016	3,457	—	7,676	11,133

Special Account

	Total					Total
Description	2004/05 Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65
Sustainable Environment Fund	35,705	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	35,705	—	—	—	—	—	—	—	—	—	—	—

Description	67	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expense
Environmental Protection	—	—	—	—	(35,705)	(75)	(35,780)	(548)	(1)	(549)	10,620
Environmental Stewardship	—	—	75	75	—	(1,939)	(1,939)	(1)	(3,953)	(3,954)	38,520
Park, Fish and Wildlife Recreation	—	—	55	55	—	(1,437)	(1,437)	(1)	(147)	(148)	26,499
Compliance Operations	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	16,529
Executive and Support Services	—	—	8,650	8,650	—	(1)	(1)	(1)	(25)	(26)	24,048
Minister’s Office	—	—	28	28	—	—	—	—	—	—	474
Program Management	—	—	8,622	8,622	—	(1)	(1)	(1)	(25)	(26)	23,574
Total Vote	—	—	8,780	8,780	(35,705)	(3,453)	(39,158)	(552)	(4,127)	(4,679)	116,216

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Environmental Protection	222	—	—	—	322	—	—	—	—	—	—	322
Environmental Stewardship	7,206	5,000	2,050	—	156	—	—	—	—	—	—	7,206
Park, Fish and Wildlife Recreation	11,215	—	18,550	—	65	—	—	—	—	—	—	18,615
Compliance Operations	—	—	—	—	57	—	—	—	—	—	—	57
Executive and Support Services	2,500	—	—	—	—	—	—	1,250	—	—	—	1,250
Minister’s Office	—	—	—	—	—	—	—	—	—	—	—	—
Program Management	2,500	—	—	—	—	—	—	1,250	—	—	—	1,250
Total Vote	21,143	5,000	20,600	—	600	—	—	1,250	—	—	—	27,450

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Sustainable Environment Fund	35,705	—	—	35,705	—	—	—	—	—	—	35,705
Total Special Accounts	35,705	—	—	35,705	—	—	—	—	—	—	35,705

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 40 Management of Public Funds and Debt

	Total					Total
	2004/05					Salaries
	Operating					and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65
Cost of Borrowing for Government Operating and Capital Financing Purposes	799,997	—	—	—	—	—	—	—	—	—	—	—
Government Operation Purposes	799,992	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	1	—	—	—	—	—	—	—	—	—	—	—
Cost of Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—
Cost of Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—
Cost of Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—
Total Vote	800,000	—	—	—	—	—	—	—	—	—	—	—

								Total				Total
								Operating				Government
Description	67	68	69	70	72	73	75	Costs	77	79	80	Transfers
Cost of Borrowing for Government Operating and Capital Financing Purposes	—	—	—	—	—	—	—	—	—	—	—	—
Government Operation Purposes	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Cost of Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Cost of Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Cost of Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

											Total
				Total			Total			Total	2005/06
				Other			Internal			External	Operating
Description	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Cost of Borrowing for Government Operating and Capital Financing Purposes	—	1,617,949	22,900	1,640,849	—	(824,458)	(824,458)	(86,394)	—	(86,394)	729,997
Government Operation Purposes	—	760,749	14,100	774,849	—	(24,958)	(24,958)	(19,899)	—	(19,899)	729,992
Schools Capital Financing	—	373,600	3,200	376,800	—	(345,900)	(345,900)	(30,899)	—	(30,899)	1
Post Secondary Institutions Capital Financing	—	158,800	1,600	160,400	—	(148,700)	(148,700)	(11,699)	—	(11,699)	1
Health Facilities Capital Financing	—	183,800	1,800	185,600	—	(169,500)	(169,500)	(16,099)	—	(16,099)	1
Public Transit Capital Financing	—	74,400	1,000	75,400	—	(67,700)	(67,700)	(7,699)	—	(7,699)	1
SkyTrain Extension Capital Financing	—	66,600	1,200	67,800	—	(67,700)	(67,700)	(99)	—	(99)	1
Cost of Borrowing for Relending to Government Bodies	—	—	699,100	699,100	—	—	—	(699,099)	—	(699,099)	1
Cost of Financial Agreements Entered into on Behalf of Government Bodies	—	—	500	500	—	—	—	(499)	—	(499)	1
Cost of Warehouse Borrowing Program	—	—	16,900	16,900	—	—	—	(16,899)	—	(16,899)	1
Total Vote	—	1,617,949	739,400	2,357,349	—	(824,458)	(824,458)	(802,891)	—	(802,891)	730,000

	Total											Total
	2004/05											2005/06
	Capital											Capital
Description	Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Expenditures
Cost of Borrowing for Government Operating and Capital Financing Purposes	—	—	—	—	—	—	—	—	—	—	—	—
Government Operation Purposes	—	—	—	—	—	—	—	—	—	—	—	—
Schools Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
SkyTrain Extension Capital Financing	—	—	—	—	—	—	—	—	—	—	—	—
Cost of Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Cost of Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	—
Cost of Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 41 Contingencies (All Ministries) and New Programs

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Contingencies (All Ministries) and New Programs	190,620	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	190,620	—	—	—	—	—	—	—	—	—	—	—	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Contingencies (All Ministries) and New Programs	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 42 BC Family Bonus

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
BC Family Bonus	59,000	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	59,000	—	—	—	—	—	—	—	—	—	—	—	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
BC Family Bonus	—	—	—	—	—	—	—	39,000	1,000	—	40,000	—
Total Vote	—	—	—	—	—	—	—	39,000	1,000	—	40,000	—

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Contingencies (All Ministries) and New Programs	—	270,000	270,000	—	—	—	—	—	—	270,000
Total Vote	—	270,000	270,000	—	—	—	—	—	—	270,000

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Contingencies (All Ministries) and New Programs	30,000	—	—	—	—	—	—	—	—	—	—	—
Total Vote	30,000	—	—	—	—	—	—	—	—	—	—	—

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
BC Family Bonus	—	—	—	—	—	—	—	(1,000)	(1,000)	39,000
Total Vote	—	—	—	—	—	—	—	(1,000)	(1,000)	39,000

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 43 Commissions on Collection of Public Funds

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Commissions on Collection of Public Funds	57,220	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	2,300	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture, Food and Fisheries	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	10	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Aboriginal and Women’s Services	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	454	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	10,981	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Human Resources	3,300	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Management Services	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Provincial Revenue	33,770	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,258	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Skills Development and Labour	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Sustainable Resource Management	282	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Air Protection	1,855	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(57,219)	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	1	—	—	—	—	—	—	—	—	—	—	—	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture, Food and Fisheries	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Aboriginal and Women’s Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Human Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Management Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Provincial Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Skills Development and Labour	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Sustainable Resource Management	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Air Protection	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Commissions on Collection of Public Funds	—	61,212	61,212	—	—	—	—	—	—	61,212
Ministry of Advanced Education	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture, Food and Fisheries	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Aboriginal and Women’s Services	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	456	456	—	—	—	—	—	—	456
Ministry of Forests	—	1	1	—	—	—	—	—	—	1
Ministry of Health Services	—	988	988	—	—	—	—	—	—	988
Ministry of Human Resources	—	480	480	—	—	—	—	—	—	480
Ministry of Management Services	—	1	1	—	—	—	—	—	—	1
Ministry of Provincial Revenue	—	53,125	53,125	—	—	—	—	—	—	53,125
Ministry of Public Safety and Solicitor General	—	4,405	4,405	—	—	—	—	—	—	4,405
Ministry of Skills Development and Labour	—	1	1	—	—	—	—	—	—	1
Ministry of Small Business and Economic Development	—	1	1	—	—	—	—	—	—	1
Ministry of Sustainable Resource Management	—	210	210	—	—	—	—	—	—	210
Ministry of Transportation	—	1	1	—	—	—	—	—	—	1
Ministry of Water, Land and Air Protection	—	1,536	1,536	—	—	—	—	—	—	1,536
Recoveries	—	—	—	—	—	—	(61,211)	—	(61,211)	(61,211)
Total Vote	—	61,212	61,212	—	—	—	(61,211)	—	(61,211)	1

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture, Food and Fisheries	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Aboriginal and Women’s Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Human Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Management Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Provincial Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Skills Development and Labour	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Sustainable Resource Management	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Air Protection	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 44 Allowances for Doubtful Revenue Accounts

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Allowances for Doubtful Revenue Accounts	155,960	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture, Food and Fisheries	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	3,958	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Aboriginal and Women’s Services	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	98,573	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Human Resources	16,500	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Management Services	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Provincial Revenue	30,200	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,500	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Skills Development and Labour	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Sustainable Resource Management	518	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	1	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Air Protection	650	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(155,959)	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	1	—	—	—	—	—	—	—	—	—	—	—	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture, Food and Fisheries	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Aboriginal and Women’s Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Human Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Management Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Provincial Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Skills Development and Labour	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Sustainable Resource Management	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Air Protection	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Allowances for Doubtful Revenue Accounts	—	179,624	179,624	—	—	—	—	—	—	179,624
Ministry of Advanced Education	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture, Food and Fisheries	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	4,550	4,550	—	—	—	—	—	—	4,550
Ministry of Children and Family Development	—	50	50	—	—	—	—	—	—	50
Ministry of Community, Aboriginal and Women’s Services	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	1	1	—	—	—	—	—	—	1
Ministry of Forests	—	1	1	—	—	—	—	—	—	1
Ministry of Health Services	—	125,332	125,332	—	—	—	—	—	—	125,332
Ministry of Human Resources	—	9,700	9,700	—	—	—	—	—	—	9,700
Ministry of Management Services	—	1	1	—	—	—	—	—	—	1
Ministry of Provincial Revenue	—	30,175	30,175	—	—	—	—	—	—	30,175
Ministry of Public Safety and Solicitor General	—	8,638	8,638	—	—	—	—	—	—	8,638
Ministry of Skills Development and Labour	—	1	1	—	—	—	—	—	—	1
Ministry of Small Business and Economic Development	—	1	1	—	—	—	—	—	—	1
Ministry of Sustainable Resource Management	—	518	518	—	—	—	—	—	—	518
Ministry of Transportation	—	1	1	—	—	—	—	—	—	1
Ministry of Water, Land and Air Protection	—	650	650	—	—	—	—	—	—	650
Recoveries	—	—	—	—	—	—	(179,623)	—	(179,623)	(179,623)
Total Vote	—	179,624	179,624	—	—	—	(179,623)	—	(179,623)	1

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture, Food and Fisheries	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Aboriginal and Women’s Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Human Resources	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Management Services	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Provincial Revenue	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Skills Development and Labour	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Economic Development	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Sustainable Resource Management	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Air Protection	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Environmental Assessment Office

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Environmental Assessment Office	2,820	2,033	36	511	—	2,580	—	360	93	645	35	216	—
Total Vote	2,820	2,033	36	511	—	2,580	—	360	93	645	35	216	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Environmental Assessment Office	12	—	—	—	65	264	1,690	730	—	—	730	—
Total Vote	12	—	—	—	65	264	1,690	730	—	—	730	—

VOTE 46 Environmental Appeal Board and Forest Appeals Commission

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Environmental Appeal Board and Forest Appeals Commission	1,955	692	10	168	—	870	451	47	64	210	30	95	—
Administration and Support Services	1,213	692	10	168	—	870	1	5	64	30	30	45	—
Environmental Appeal Board	410	—	—	—	—	—	265	25	—	80	—	30	—
Forest Appeals Commission	332	—	—	—	—	—	185	17	—	100	—	20	—
Total Vote	1,955	692	10	168	—	870	451	47	64	210	30	95	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Environmental Appeal Board and Forest Appeals Commission	20	5	—	—	10	139	1,071	—	—	—	—	—
Administration and Support Services	—	5	—	—	10	139	329	—	—	—	—	—
Environmental Appeal Board	10	—	—	—	—	—	410	—	—	—	—	—
Forest Appeals Commission	10	—	—	—	—	—	332	—	—	—	—	—
Total Vote	20	5	—	—	10	139	1,071	—	—	—	—	—

VOTE 47 Forest Practices Board

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Forest Practices Board	3,307	1,792	—	430	—	2,222	123	199	40	505	25	61	—
Total Vote	3,307	1,792	—	430	—	2,222	123	199	40	505	25	61	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Forest Practices Board	—	2	173	—	100	157	1,385	—	—	—	—	—
Total Vote	—	2	173	—	100	157	1,385	—	—	—	—	—

Special Account

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Insurance and Risk Management	—	2,780	19	667	—	3,466	—	151	525	1,703	294	255	—
Unclaimed Property	75	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	75	2,780	19	667	—	3,466	—	151	525	1,703	294	255	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Insurance and Risk Management	—	10	3,775	—	111	461	7,285	—	—	—	—	—
Unclaimed Property	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	10	3,775	—	111	461	7,285	—	—	—	—	—

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Environmental Assessment Office	—	—	—	—	(10)	(10)	—	(510)	(510)	4,480
Total Vote	—	—	—	—	(10)	(10)	—	(510)	(510)	4,480

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Environmental Assessment Office	70	—	—	—	—	22	—	40	—	—	—	62
Total Vote	70	—	—	—	—	22	—	40	—	—	—	62

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Environmental Appeal Board and Forest Appeals Commission	—	15	15	—	(1)	(1)	—	—	—	1,955
Administration and Support Services	—	15	15	—	(1)	(1)	—	—	—	1,213
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	410
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	332
Total Vote	—	15	15	—	(1)	(1)	—	—	—	1,955

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Environmental Appeal Board and Forest Appeals Commission	30	—	—	—	—	15	—	—	—	—	—	15
Administration and Support Services	30	—	—	—	—	15	—	—	—	—	—	15
Environmental Appeal Board	—	—	—	—	—	—	—	—	—	—	—	—
Forest Appeals Commission	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	30	—	—	—	—	15	—	—	—	—	—	15

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Forest Practices Board	—	—	—	—	—	—	—	—	—	3,607
Total Vote	—	—	—	—	—	—	—	—	—	3,607

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Forest Practices Board	100	—	—	—	—	25	—	75	—	—	—	100
Total Vote	100	—	—	—	—	25	—	75	—	—	—	100

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Insurance and Risk Management	—	32,750	32,750	—	(40,401)	(40,401)	(500)	(2,600)	(3,100)	—
Unclaimed Property	—	75	75	—	—	—	—	—	—	75
Total Special Accounts	—	32,825	32,825	—	(40,401)	(40,401)	(500)	(2,600)	(3,100)	75

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Insurance and Risk Management	725	—	—	—	—	20	—	—	—	—	—	20
Unclaimed Property	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	725	—	—	—	—	20	—	—	—	—	—	20

VOTE (Eliminated for 2005/06) Citizens’ Assembly

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Citizens’ Assembly	2,600	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	2,600	—	—	—	—	—	—	—	—	—	—	—	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Citizens’ Assembly	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

Special Account (Eliminated for 2005/06)

Description	Total 2004/05 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67
Livestock Protection	10	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	10	—	—	—	—	—	—	—	—	—	—	—	—

Description	68	69	70	72	73	75	Total Operating Costs	77	79	80	Total Government Transfers	81
Livestock Protection	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Citizens’ Assembly	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Citizens’ Assembly	—	—	—	—	—	—	—	—	—	—	—	—
Total Vote	—	—	—	—	—	—	—	—	—	—	—	—

Description	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2005/06 Operating Expenses
Livestock Protection	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—

Description	Total 2004/05 Capital Expenditures	Land	LI	Bldg	SpE	FE	Veh	Info	TI	Roads	Other	Total 2005/06 Capital Expenditures
Livestock Protection	—	—	—	—	—	—	—	—	—	—	—	—
Total Special Accounts	—	—	—	—	—	—	—	—	—	—	—	—

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard objects of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50	Base Salaries – includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.
51	Supplementary Salary Costs – includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.
52	Employee Benefits – includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.
54

Legislative Salaries and Indemnities – includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Legislative Assembly Allowances and Pension Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.
57	Public Servant Travel – includes travel expenses of government employees and officials on government business including prescribed allowances.
59

Centralized Management Support Services – includes central agency charges to ministries for services such as human resources, legal services, internal audit, payroll, corporate accounting system, procurement services, and common information technology services.

60

Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63

Information Systems – Operating – includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65	Office and Business Expenses – includes supplies and services required for the operation of offices.
67	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.
68	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.
69

Utilities, Materials, and Supplies – includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.
72

Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.
75

Building Occupancy Charges – includes payments to the British Columbia Buildings Corporation or the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77	Transfers – Grants – includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.
79

Transfers – Entitlements – includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80

Transfers – Agreements – includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

81	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.
83	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.
85	Other Expenses – includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86	Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.
88	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89

Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land

Land – includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI	Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.
Bldg	Buildings – includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.
SpE	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.
FE	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.
Veh	Vehicles – includes the purchase or capital lease cost of passenger, light truck and utility vehicles.
Info	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.
TI	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.
Roads	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.
Other	Other – includes capital expenditures which cannot be reasonably allocated to another standard object of expense.